EXHIBIT 10(a)
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                           LOAN AND SECURITY AGREEMENT

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                                   SUMMIT BANK

                                      -to-


                              RONSON AVIATION, INC.


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                             Dated: August 28, 1997


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
                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT is entered into this 28th day of August, 1997, between Ronson Aviation, Inc., a corporation of the State of New Jersey, and Summit Bank, a New Jersey banking corporation, organized and existing under the laws of the State of New Jersey:

                                    SECTION 1
                                   DEFINITIONS

     1.1 The following terms as used in this Loan and Security Agreement shall have the meanings hereinafter provided:

               a. "Affiliate": Any --

                    i. entity that directly or indirectly owns, controls, or holds with power to vote, ten (10%) percent or more of the outstanding voting securities of the Borrower, other than an entity that holds such securities--

                         A. in a  fiduciary  or  agency  capacity  without  sole
discretionary power to vote such securities; or

                         B.  solely to secure a debt,  if such entity has not in
fact exercised such power to vote;

                    ii. corporation, ten (10%) percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the Borrower, or by an entity that directly or indirectly owns, controls, or holds with power to vote, ten (10%) percent or more of the outstanding voting securities of the Borrower, other than an entity that holds such securities--

                         A.  in  fiduciary  or  agency  capacity   without  sole
discretionary power to vote such securities; or

                         B.  solely to secure a debt,  if such entity has not in
fact exercised such power to vote;

                    iii. person whose business is operated under a lease or operating agreement by the Borrower, or any person substantially all of whose property is operated under an operating agreement with the Borrower; or

                    iv. entity that operates the business or substantially all of the property of the Borrower under a lease or operating agreement.

               b. "Agreement": The contents hereof together with the contents of any and all schedules and exhibits annexed hereto and made a part hereof and all other writings submitted by the Borrower to the Lender pursuant hereto.

               c. "Assignment of Rents and Leases": The Assignment of Rents and Leases, in form and substance acceptable to the Lender.

               d. "Borrower": Ronson Aviation, Inc., a corporation of the State of New Jersey.

               e. "Borrowing Certificate": The borrowing certificate in form and substance acceptable to the Lender.

               f. "Collateral": All -

                    i. inventory of the Borrower, whether now owned or hereafter acquired, including, without limitation, raw materials, work in process, finished goods, consigned inventory, and materials used or consumed in business and other goods held for sale or lease or furnished or to be furnished under contracts of service, excluding, however, aircraft which has been pledged as collateral for obligations of the Borrower to lenders other than the Lender;

                    ii. accounts of the Borrower, whether now existing or hereafter arising, including, without limitation, all accounts receivable and contract rights and any rights to payment for goods sold or leased or for services rendered which are not evidenced by an instrument or chattel paper, whether or not such rights have been earned by performance;

                    iii. equipment of the Borrower, whether now owned or hereafter acquired, including, without limitation, machinery, trade and production equipment, furniture, furnishings, fixtures, and all other goods used by the Borrower which do not constitute inventory or farm products, excluding, however, aircraft which has been pledged as collateral for obligations of the Borrower to lenders other than the Lender;

                    iv. instruments (including, without limitation, negotiable instruments and non-negotiable instruments), investment property (including, without limitation, certificated securities, uncertificated securities, security entitlements, securities accounts, commodity contracts and commodity accounts), chattel paper, general intangibles (including, without limitation, income tax refunds, copyrights, licenses, rights, patents, patent rights, franchise rights, distributorship rights, formulae, customer lists, goodwill, and trade secrets), and trademarks, trademark rights, trade names and tradename rights to the extent necessary to exercise the license granted to the Lender in Subparagraph 8.3 herein, and documents of title (including, without limitation, bills of lading, dock warrants, dock receipts, and warehouse receipts), all of the Borrower, whether now owned or existing or hereafter arising or acquired;

                    v. interests of the Borrower in goods or merchandise, whether now owned or existing or hereafter arising or acquired, as to which an account receivable has arisen; and

                    vi. as to all of the foregoing (i) through (v) inclusive, cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor, and all related books, records, journals, computer print-outs and data, of the Borrower.

               g. "Controlled Group": As such term is defined in the Internal Revenue Code of 1986, as amended.

               h. "Corporate Guarantors":  Collectively and individually, Ronson
Consumer  Products   Corporation  and  Ronson   Corporation,   the  corporations
designated to sign the Corporate Guaranty Agreements.

               i.   "Corporate    Guaranty    Agreements":    Collectively   and
individually, the Corporate Guaranty Agreements in form and substance acceptable to the Lender.

               j. "Debt": The sum, as set forth on the financial statements of the Borrower, of the Borrower's total liabilities, less debt subordinated to the Obligations of the Borrower to the Lender by written agreement.

               k. "Document List": The Document List annexed hereto as Exhibit A and made a part hereof.

               l.  "Environmental   Agreement":   The  Environmental   Indemnity
Agreement in form and substance acceptable to the Lender.

               m. "ERISA": The Employee Retirement Income Security Act of 1974.

               n. "Event of Default":  Any one of the  occurrences  described in
Section 7.

               o. "Governmental Authority": Any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               p. "Hazardous Substances": Any substances defined or designated as hazardous or toxic wastes, hazardous or toxic materials, hazardous or toxic substances, or similar terms, by any environmental statute, rule or regulation of any governmental entity presently in effect and applicable to the Premises.

               q. "Lender": Summit Bank, a New Jersey banking corporation, organized and existing under the laws of the State of New Jersey, any Affiliate or Subsidiary of Summit Bank and any subsequent holder, successor or assignee of Summit Bank, unless the context requires otherwise.

               r. "Lender's Floating Base Rate": The Floating Base Rate announced from time to time by the Lender at its main office, from which Floating Base Rate other borrowing rates may be determined (which is not necessarily the lowest rate of interest charged by the Lender).

               s. "Lender's Rights and Remedies": All of the rights and remedies of the Lender described in Section 8.

               t. "Letters of Credit": Standby letters of credit issued by the Lender, for the account of the Borrower and to such beneficiaries specified by the Borrower, all in accordance with Subsection 2.3.

               u. "Liens": All mortgages, liens, judicial liens, encumbrances, security interests, charges, pledges, hypothecations, assignments, conditional sale or other title retention agreements, and the like, relating to any real or personal property interest of the Borrower whether legal or equitable.

               v. "Master Note": The promissory note in form and substance acceptable to the Lender and any promissory notes in renewal thereof or substitution or replacement therefor.

               w. "Mortgage": Mortgage dated January 6, 1995 and recorded January 12, 1995 in the Office of the Clerk of Middlesex County, New Jersey in Mortgage Book 4850 at Page 211 and modified by a certain Mortgage Modification Agreement, as further modified by a Second Mortgage Modification Agreement of even date herewith, in form and substance acceptable to the Lender.

               x. "Net Worth": The sum, as set forth on the financial statements of the Borrower, of the Borrower's total equity, less intangible assets, plus debt subordinated to the Obligations of the Borrower to the Lender pursuant to a written agreement.

               y. "Obligations": All loans, advances, indebtedness, notes, liabilities, and amounts, liquidated or unliquidated, each of every kind, nature and description, whether arising under this Agreement or otherwise, including, without limitation, principal and interest, and whether secured or unsecured, direct or indirect, absolute or contingent, due or to become due, now existing, presently intended or contemplated, or hereafter contracted.

               z. "PBGC": The Pension Benefit Guaranty Corporation.

               aa. "Plan": Any plan subject to the minimum funding requirements of Section 412 of the Internal Revenue Code of 1986, as amended.

               bb. "Power of Attorney": The power of attorney in form and substance acceptable to the Lender.

               ab. "Premises": All of the lands, properties and appurtenances subject to a certain lease dated May 14, 1975, as amended by a certain Amendment of Lease dated February 2, 1977, between Borrower and the County of Mercer, including all renewals, extensions or modifications thereof whether now or in the future, for a portion of the real property known as Trenton Mercer County Airport.

               ac. "Qualified Account Receivable": An account receivable which meets all of the following requirements from the time it comes into existence until it is collected in full -

                    i. The account receivable is due and payable and the invoice evidencing the account receivable is not outstanding more than sixty (60) days from the date of the invoice. In the event more than fifty (50%) percent of the accounts receivable from a single account debtor or group of affiliated account debtors is more than sixty (60) days outstanding from the date of the invoice, any and all accounts receivable due from such single account debtor or group of affiliated account debtors shall be deemed unqualified;

                    ii. The account receivable from a single account debtor or group of affiliated account debtors is not in excess of twenty (20%) percent of total accounts receivable of the Borrower, unless credit insurance, acceptable to the Lender, against such account receivables, has been assigned to the Lender;

                    iii. The account receivable arose out of an enforceable order or contract for the performance of services by the Borrower, which have been fully and satisfactorily performed, or from the absolute sale of goods by the Borrower in which the Borrower had the sole and complete ownership, all in accordance with such order or contract, and the goods have been shipped or delivered to the account debtor, evidence of which the Borrower has delivered or will deliver to the Lender, if requested by the Lender, such as invoices and shipping and delivery receipts. Without limiting this paragraph, the account receivable must have arisen from transactions with third parties located in the United States of America, or otherwise where secured by a letter of credit acceptable to the Lender;

                    iv. The title of the Borrower to the account receivable is absolute, the account receivable is not subject to any prior or subsequent Liens except for that of the Lender and the account receivable does not arise out of an order or contract which, by its terms, forbids or makes void or unenforceable the Liens thereon of the Lender;

                    v. The Borrower has not received any note, trade acceptance, draft or other instrument with respect to or in payment for the account receivable nor any chattel paper with respect to the goods giving rise to the account receivable, except such instruments or chattel paper of which the Borrower has notified the Lender;

                    vi. The account receivable is not subject to any set off, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the account debtor concerning his liability on the account receivable, and the goods, the sale of which gave rise to the account receivable, have not been returned, rejected, lost or damaged, and the amount shown on the Borrower's books and on any invoice or statement delivered to the Lender is owing to the Borrower, and no partial payment has been made thereon by anyone;

                    vii. The account receivable arose in the ordinary course of business of the Borrower and no notice of bankruptcy, receivership, insolvency, dissolution, termination of existence, credit impairment, or the like of the account debtor, and no notice of death of the account debtor or any partner thereof, has been received by the Borrower or the Lender;

                    viii. The account debtor obligated on the account receivable is not a person, firm, or corporation which directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Borrower, including, without limitation, any Subsidiary or Affiliate as to the Borrower and the Borrower as to any Subsidiary or Affiliate;

                    ix. The Lender has not notified the Borrower that the account receivable or account debtor is unsatisfactory in the reasonable discretion of the Lender due to lack of creditworthiness of the account debtor; and

                    x. Any of the accounts receivable which arose out of contract(s) with the United States of America, or its departments, agencies or instrumentalities, of which the Borrower has notified the Lender and executed any necessary writings in order that all money due or to become due under such contracts shall be assigned to the Lender and proper notice of the assignment given under the Federal Assignment of Claims Act.

               ad. "Reportable Event": As such term is defined in 29 U.S.C.A. ss.1343.

               ae. "Revolving Loan": The loan described in Subsection 2.1(a).

               af. "Subsidiary": Any corporation more than a majority (by number of votes) of the common stock of which is at the time owned or controlled by the Borrower or a Subsidiary of the Borrower.

               ag. "Term Loan": The loan described in Subsection 2.2(a).

               ah. "Term Note": The promissory note in form and substance acceptable to the Lender and any promissory notes in renewal thereof or substitution or replacement therefor.

     1.2 Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given thereto in accordance with generally accepted accounting principles.

     1.3 Any environmental terms used in this Agreement which are not specifically defined shall have the meanings ascribed to such terms in N.J.S.A. 13:1k and/or N.J.S.A. 58:10-3.11b and/or regulations promulgated in relation thereto.

     1.4 Terms such as "accounts", "accounts receivable", "contract rights", "letters of credit", "advises", "confirmations", "farm products", "inventory", "equipment", "instruments", "chattel paper", "documents of title", "goods", "general intangibles", "account debtors", "proceeds", "products", and the like, shall, unless otherwise specifically defined herein, have the meanings applicable to them for the purposes of Article 9 (Secured Transactions) of the Uniform Commercial Code in force and effect in the State of New Jersey from time to time.

                                    SECTION 2
                           AMOUNTS AND TERMS OF LOANS

     2.1 Terms of Revolving Loan. Subject to the terms and conditions of this Agreement, and to the Borrower's observance and performance of, and compliance with, all terms, conditions, warranties, representations and covenants of this Agreement, and the timely payment of the Obligations of the Borrower to the
Lender:

               a. Revolving Loan. The Lender shall lend and re-lend to the Borrower amounts which shall not exceed in the aggregate of unpaid principal of such amounts outstanding at any one time

                    (i) the lesser of:

                        (A) Four Hundred Thousand ($400,000.00) Dollars, or

                        (B) eighty  (80%) percent of the Qualified Accounts
                            Receivable of the Borrower; less

                    (ii) the full face amount of issued and outstanding Letters of Credit, provided, however, that at no time shall the aggregate face amount of issued Letters of Credit exceed Fifty Thousand ($50,000.00) Dollars; less

                    (iii) In the event the Borrower fails to comply with Subsection 6.12 a. iv., an amount equal to the past due rent due and owing to the County of Mercer.

               b. Procedure for Advances. Amounts loaned or re-loaned to the Borrower pursuant to the Revolving Loan shall be delivered to the Borrower by credit to any general deposit account maintained by the Borrower with the Lender or such other method as the Lender and the Borrower shall agree upon.

               c. Interest. The outstanding principal amount of the Revolving Loan shall bear interest at a rate of interest per annum equal to the Lender's Floating Base Rate plus one and one-half (1 1/2%) percent, computed daily, with each change in the Lender's Floating Base Rate, for the actual number of days elapsed as if each full calendar year consisted of three hundred sixty (360) days.

               d. Method of Payment. The outstanding principal amount of the Revolving Loan and all interest thereon shall be payable by the Borrower to the Lender on demand made in accordance with Subsection 8.1(a) or after the occurrence of an Event of Default, in immediately available funds, but if no demand shall be made, then payment of principal shall occur in one (1) final payment of all outstanding principal on August 31, 2000. The payment of accrued interest shall occur monthly, in immediately available funds, on the first business day of the Lender of each month beginning on the first business day of the Lender in the month next succeeding the date of this Agreement. The Borrower hereby authorizes the Lender to direct charge the Borrower's demand deposit account on the first business day of the Lender of each month beginning on the first business day of the Lender in the month next succeeding the date of this Agreement for the payment of accrued interest.

               e. Statement of Account. At least once each month the Lender shall render and send to the Borrower a statement of account showing amounts loaned, all other charges, expenses and items chargeable to the Borrower pursuant to Subsections 6.13 and 6.14, payments made by the Borrower against the Obligations arising pursuant to the Revolving Loan, proceeds collected and applied to said Obligations, other appropriate debits and credits and the total of the Obligations of the Borrower to the Lender as of the date of the statement for loans pursuant to the Revolving Loan, and the statement of account shall be conclusively presumed to be correct in all respects, except for specific objections which the Borrower makes in writing within thirty (30) days from the date upon which the statement of account is sent.

               f. Master Note. The maximum amount of the Revolving Loan shall be evidenced by the Master Note, and the balance due from time to time on the Master Note shall be conclusively evidenced by the Lender's records of disbursements and repayments, subject to Subsection 2.1(e).

               g. Fees. The Borrower shall pay to the Lender an annual collateral management fee in an amount equal to Two Thousand ($2,000.00) Dollars, payable upon the execution of this Agreement and on the anniversary date of each year thereafter during the term of this Agreement.

               h. Prepayment. Should the Borrower terminate the Revolving Loan or permanently reduce the maximum amount available under the Revolving Loan prior to August 31, 2000 (the "Final Maturity Date"), the Borrower shall pay a prepayment/termination premium in an amount equal to:

                    i. one and one-half (1 1/2%) percent of the maximum principal amount prepaid or permanently reduced if such payment or reduction is made before August 31, 1998; or

                    ii. three-quarters of one (3/4%) percent of the maximum principal amount prepaid or permanently reduced if such payment or reduction is made after August 31, 1998 and prior to August 31, 2000.

Having a zero balance under the Revolving Loan shall not be deemed a prepayment or termination subject to the aforementioned prepayment/termination premium unless and until such time as the Borrower terminates this Agreement and satisfies all outstanding Obligations, and the Bank is released of any obligation to make loans, advances or extensions of credit to the Borrower.

     2.2 Terms of Term Loan. Subject to the terms and conditions of this Agreement, and to the Borrower's observance and performance of, and compliance with, all terms, conditions, warranties, representations, and covenants of this Agreement, and the timely payment of all Obligations of the Borrower to the
Lender:

               a. Term Loan. The Lender shall lend to the Borrower the principal amount of Two Hundred Eighty Five Thousand ($285,000.00) Dollars.

               b. Delivery of Proceeds. The principal amount of the Term Loan shall be delivered to the Borrower by credit to any general deposit account maintained by the Borrower with the Lender.

               c. Interest. The outstanding principal amount of the Term Loan shall bear interest at a rate per annum equal to the Lender's Floating Base Rate plus one and one-half (1 1/2%) percent, computed daily, with each change in the Lender's Floating Base Rate, for the actual number of days elapsed as if each full calendar year consisted of three hundred sixty (360) days.

               d. Method of Payment. The Borrower shall pay the principal amount of the Term Loan, to the Lender by payment of twenty four (24) equal and consecutive monthly installments, each in the sum of Four Thousand Seven Hundred Fifty ($4,750.00) Dollars, plus accrued and unpaid interest, on the first day of each month commencing October 1, 1997, and a final installment on September 30, 1999. If any payment of principal or interest under the Term Loan shall be due and payable on a day other than a business day of the Lender, then such payment shall be due and payable on the next succeeding business day of the Lender.

               e. Fees. The Borrower shall pay to the Lender upon the execution of this Agreement, a non-refundable fee in an amount equal to Two Thousand Eight Hundred Fifty ($2,850.00) Dollars.

               f. Prepayment. The Borrower may prepay, at any time, all or any portion of the outstanding principal amount of the Term Loan, without penalty or premium, provided, however, in the event the Borrower prepays the Term Loan from the proceeds of financing from an alternative lender, then any such prepayment prior to August 31, 1998 shall be accompanied by a prepayment premium in an amount equal to four (4%) percent of the principal amount prepaid, and any such prepayment after August 31, 1998 and prior to August 31, 1999 shall be accompanied by a prepayment premium in an amount equal to three (3%) percent of the principal amount prepaid.

     2.3 Terms of Letters of Credit. Subject to the terms and conditions of this Agreement, and to the Borrower's observance and performance of, and compliance with, all terms, conditions, warranties, representations, and covenants of this Agreement, and the timely payment of all Obligations of the Borrower to the
Lender:

               (a) (i) Letters of Credit. Upon the request of the Borrower, the Lender agrees to issue Letters of Credit from time to time prior to the Final Maturity Date in the aggregate stated amount of up to Fifty Thousand ($50,000.00) Dollars on any business day from the date of execution of this Agreement through the Final Maturity Date, in such form as may be approved from time to time by the Lender; provided, however, that the Lender's agreement to issue Letters of Credit shall terminate immediately upon termination of the Revolving Loan. Letters of Credit shall be for periods of not more than one hundred eighty (180) days. No Letter of Credit shall have an expiration date later than thirty (30) days prior to the Final Maturity Date.

               (b) Limitations on Obligation to Issue or Create Letters of Credit. The Lender shall have no obligation to issue Letters of Credit at any time if:

                    (i) a Default or an Event of Default has occurred;

                    (ii) any order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin, restrict or restrain the Lender in any respect relating to the issuance of a Letter of Credit;

                    (iii) any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Lender shall prohibit or direct the Lender in any respect relating to the issuance of the Letter of Credit, or shall impose upon the Lender with respect to any Letter of Credit any restrictions, any reserve or capital requirement or any loss, cost or expense not reimbursed by the Borrower to the Lender; or

                    (iv) after giving effect to the issuance of the requested Letter of Credit:

                         (1) the aggregate  Letters of Credit,  plus any related
commissions, fees, costs or other expenses, would exceed Fifty Thousand ($50,000.00) Dollars;

                         (2) the aggregate  Letters of Credit,  plus any related
commissions, fees, costs or other expenses, plus the aggregate outstanding principal amount of the Revolving Loan, would exceed Four Hundred Thousand ($400,000.00) Dollars; or

                         (3) the aggregate  Letters of Credit,  plus any related
commissions, fees, costs or other expenses, plus the aggregate outstanding principal amount of the Revolving Loan, would exceed eighty (80%) percent of the Qualified Accounts Receivable of the Borrower.

               (c) Procedures for Issuance of Letters of Credit. The Borrower may from time to time request that the Lender issue a Letter of Credit by delivering to the Lender at its address set forth herein, an application in writing and in form and substance reasonably acceptable to the Lender, and such other certificates, documents and other papers and information relating thereto as the Lender shall request, no later than 12:01 P.M. (Eastern time) on the third Business Day prior to the date of the proposed issuance of the Letter of Credit. Each such application for issuance of Letters of Credit shall be irrevocable and shall specify, without limitation, (1) the stated amount of such Letter of Credit, (2) the date of the issuance of such Letter of Credit, (3) the date on which such Letter of Credit is to expire, (4) the beneficiary of such Letter of Credit, and (5) the documents required to accompany any drafts drawn under such Letter of Credit. At the time such a request is made, the Borrower shall provide the Lender with a copy of the form of such Letter of Credit. Any Letter of Credit issued by the Lender will provide that either sight drafts or time drafts payable up to one hundred twenty (120) days after sight will be honored.

               (d) Extensions or Amendment. No Letter of Credit shall be extended or amended unless the requirements of this Subsection 2.4 are met as though a new Letter of Credit were being requested and issued.

               (e) Payment of Reimbursement Obligations. The Borrower agrees to pay to the Lender, by 2:00 P.M. (Eastern time) on the date on which any drawing under any Letter of Credit is honored or paid, the full amount paid by the Lender pursuant to a drawing under any Letter of Credit and all costs, charges and expenses arising from or relating to such drawing (the amount paid by the Lender pursuant to such drawing and all costs, charges and expenses are collectively and individually referred to as "Reimbursement Obligations"), without deduction, offset for any claim, set-off, recoupment, defense or other right which the Borrower may have at any time against the Lender or any other Person. The Borrower hereby authorizes the Lender to charge the Borrower's operating account or Revolving Loan for payment of Reimbursement Obligations on the date of such drawing.

               (f) Fees and Charges.

                    (i) The Borrower shall pay the Lender a commission fee for issuing each Letter of Credit in an amount equal to one and one-half (1.50%)
percent per annum, plus all other normal and customary costs and expenses incurred or charged by the Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

                    (ii) The Borrower hereby authorizes the Lender to charge the Borrower's operating account or Revolving Loan for the payment of the commission fees and for all other normal and customary costs and expenses incurred or charged by the Lender in issuing, creating, effecting payment under, amending or otherwise administering any Letter of Credit immediately when due. All commission fees, costs and expenses due hereunder shall be non-refundable and shall be payable:

                         (1) as to  commission  fees on the last Business Day of
each month, for each month or portion thereof in which Letters of Credit are issued or created and outstanding; and

                         (2) all other normal and  customary  costs and expenses
incurred or charged by the Lender in issuing, creating, effecting payment under, amending or otherwise administering any Letter of Credit, shall be due and payable immediately upon such costs or expenses being incurred or charged by the Lender.

               (g)   Payment   of  Drafts.   Delivery   to  the  Lender  or  its
correspondents of any documents purporting to comply with the requirements of any Letter of Credit shall be sufficient evidence of the validity, genuineness, and sufficiency thereof and of the good faith and proper performance of the shippers, drawers and users of any Letter of Credit, their agents and assignees, and the Lender and its correspondents may rely and act thereon without liability or responsibility with respect thereto or with respect to the correctness or condition of any shipment or merchandise to which the same may relate. The Lender may (but shall not be required to) accept or pay overdraft or irregular drafts or drafts with irregular documents attached or with respect to which property has been substituted or time limits have been extended, and no such acceptance or payment shall impair any rights of the Lender under this Agreement. In case of any variation between the documents called for by any Letter of Credit and the documents accepted by the Lender or its correspondents, the Borrower and the Lender shall be conclusively deemed to have waived any right to object to such variation with respect to any action of the Lender or its correspondents relating to such documents and to have ratified and approved such action as having been taken on the direction of the Borrower. The Lender shall not be liable for any delay in giving, or failing to give, notice of the arrival of any goods or any other notice, or for any error, neglect or default of any of its correspondents or any shipper, carrier, bailee or insurer; nor shall the Lender be responsible for the non-fulfillment of any requirement of any Letter of Credit with drafts that bear appropriate reference to any Letter of Credit or that the amount of any draft be noted on the reverse of any Letter of Credit or that the Letter of Credit be surrendered or taken up or that documents be forwarded apart from any drafts, and the Lender or its correspondents may, if it sees fit, waive any such requirements, provided that the Lender may be liable for any losses for which there has been a final judicial determination that such losses resulted from the Lender's gross negligence or willful misconduct.

               (h) Lender's Actions. Any Letter of Credit may, in the discretion of the Lender or its correspondents, be interpreted by them in accordance with the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, as adopted or amended from time to time, or any other rules, regulations and customs prevailing at the place where any Letter of Credit is available or the drafts are drawn or negotiated. The Lender and its correspondents may accept and act upon the name, signature, or act of any Person purporting to be the executor, administrator, receiver, trustee in bankruptcy, or other legal representative of any Person designated in any Letter of Credit in the place of such designated Person. The Lender or its correspondents may honor drafts under a Letter of Credit relative to shipments in excess of the quantity called for in any Letter of Credit, provided, that the Reimbursement Obligation of the Borrower for payments made or obligations incurred on such drafts shall be limited to the amount of the Letter of Credit. Unless otherwise specified in any Letter of Credit, the Lender and its correspondents may accept as "bills of lading" any documents acknowledging receipt by the carrier for transportation.

               (i) Letter of Credit Indemnity; Exoneration.

                   (i) The Borrower will indemnify the Lender and its correspondents and defend and hold them harmless from and against any and all losses, costs, charges, damages, expenses (including reasonable counsel fees and disbursements), claims, demands, suits and liabilities whatsoever which the Lender or its correspondents may incur or be charged with by reason or as a consequence, direct or indirect, of the issuance of any Letter of Credit, the payment or acceptance of any draft, the refusal or failure to pay or accept any draft as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, or any action or inaction in connection with any Letter of Credit, drafts or documents or goods and merchandise, or any action or inaction in reliance upon the provisions hereof, provided that the Lender may be liable for any losses for which there has been a final judicial determination that such losses resulted from the Lender's gross negligence or willful misconduct. Without limitation by reason of the foregoing, the Borrower further agrees that in case of issue by the Lender, at the request of the Borrower, of an agreement to indemnify a steamship or other carrier from loss sustained by reason of its compliance with a request by the Lender that such carrier deliver goods and merchandise relating to any drafts without surrender of a duly indorsed bill of lading or similar document, the Borrower will indemnify and hold the Lender and its correspondents harmless from any and all claims which may be made against the Lender by reason of the Lender having given such indemnity agreement. The Borrower also agrees that, upon receipt of the bill of lading or similar document, the Borrower will obtain a written cancellation of such indemnity agreement from the agents of the carrier.

                    (ii)  The  Borrower  assumes  all  risks  of  the  acts  and omissions of, or misuse of such Letters of Credit by, the respective beneficiaries or holders of the Letters of Credit. In furtherance and not in limitation of the foregoing, the Lender shall not be responsible for:

                         (1)  the   form,   validity,   sufficiency,   accuracy,
genuineness or legal effect of any document submitted by any party in connection with the application for, issuance of or drawing under the Letter of Credit, even if it should in fact prove to be in any respect invalid, insufficient, inaccurate or forged;

                         (2)  the  validity  or  sufficiency  of any  instrument
transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                         (3) failure of the  beneficiary of the Letter of Credit
to comply duly with conditions required in order to draw upon such Letter of Credit;

                         (4)  errors,  omissions,  interruptions  or  delays  in
transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise;

                         (5) errors in interpretation of technical terms;

                         (6) any loss or delay in the  transmission or otherwise
of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

                         (7) the  misapplication  by the beneficiary of a Letter
of Credit of the proceeds of any drawing under such Letter of Credit; and

                         (8) any consequences arising from causes beyond control
of the Lender including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

                    (j) Reimbursement Obligations Absolute. The Reimbursement Obligations of the Borrower to the Lender shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                    (i)  any  lack  of  validity  or   enforceability   of  this
Agreement, any other Loan Document, or any Letter of Credit;

                    (ii) any amendment or waiver of or consent to departure from this Agreement, or any other Loan Document, or any Letter of Credit;

                    (iii) the existence of any claim, setoff, recoupment, defense or other right which the Borrower may have at any time against the Lender, its correspondents, any beneficiary, any transferee or holder of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting) or any other Person, whether in connection with this Agreement, any of the Letters of Credit or any unrelated transaction;

                    (iv) any draft, certificate or any other document presented under any of the Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever;

                    (v) payment by the Lender under any of the Letters of Credit against the presentation of a draft or certificate which does not comply with the terms of such Letters of Credit; or

                    (vi)  any  other  circumstances  or  happening   whatsoever,
whether or not similar to any of the foregoing.

                                    SECTION 3
                                SECURITY INTEREST


     3.1 In consideration of the Lender's granting to the Borrower the Revolving Loan and the Term Loan, in accordance with the terms and conditions of this Agreement, the Borrower, to secure payment and performance of all of the Obligations of the Borrower to the Lender, hereby grants to the Lender a security interest in the Collateral, with the exception of specific aircraft subject to purchase money security liens, which security interest shall remain in full force and effect until all of the Obligations of the Borrower to the Lender are fully paid and satisfied.

     3.2 The Borrower acknowledges and agrees that the Obligations of the Borrower to the Lender are also secured by various security interests previously granted or to be granted in the future by the Borrower to the Lender in certain aircraft.

                                    SECTION 4
                              CONDITIONS PRECEDENT


     4.1 The Lender's agreement to lend or re-lend amounts to the Borrower pursuant to the Revolving Loan and the Term Loan is conditioned upon, where applicable, proper execution by the appropriate party and prior delivery by the Borrower to the Lender of the documents set forth on the Document List in form and substance acceptable to the Lender.

                                    SECTION 5
                   REPRESENTATIONS AND WARRANTIES BY BORROWER

                  As a material inducement to the Lender to lend and re-lend the Revolving Loan to the Borrower, to grant the Term Loan to the Borrower, and to enter into this Agreement, the Borrower represents and warrants to the Lender that:

     5.1 Incorporation, Good Standing and Due Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, maintains its principal place of business in the State of New Jersey, and there are no jurisdictions in which the character of the properties owned or the business transacted by the Borrower makes qualification as a foreign corporation necessary.

     5.2 Corporate Power and Authority. The Borrower has the corporate power to execute, deliver, and perform this Agreement and to borrow hereunder and has taken all necessary corporate action to authorize (i) the borrowing hereunder on the terms and conditions of this Agreement, and (ii) the execution, delivery and performance of this Agreement.

     5.3 Operation of Business. The Borrower possesses, in full force and effect, all franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights to conduct its business as now conducted, without any conflict with the franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights of others.

     5.4 Subsidiaries and Affiliates. The Borrower has no Subsidiaries or Affiliates, except for those listed on Schedule 5.4 annexed hereto and made a part hereof.

     5.5 Nature of Business. The Borrower is engaged in the business of operator of air charter services, aircraft maintenance services and aircraft sales and business relating directly thereto.

     5.6 Financial Condition; Solvency.

                    a. The Borrower has furnished to the Lender its reviewed financial statements for the year ended December 31, 1996 and management prepared interim statements for the period ended March 31, 1997. Such financial statements constitute the representation by management of the Borrower that the information contained in the statements is complete and correct in all material respects. Since the date of the balance sheet referred to above, there has been no material adverse change in the financial condition of the Borrower not reflected in the financial statements as of that date, and since such date the business of the Borrower has not been materially adversely affected by any occurrence, whether or not insured against.

                    b. The Borrower's assets, at a fair valuation, exceed the Borrower's liabilities (including, without limitation, contingent liabilities), the Borrower is not currently in default in connection with any loans, advances, extensions of credit, contracts, obligations or other agreements between the Borrower or the Corporate Guarantors and third parties other than with (i) professionals in connection with services provided to or for the benefit of the Borrower or the Corporate Guarantors as to which the professionals and the Borrower or the Corporate Guarantors, as the case may be, have mutually agreed upon terms for payment for such obligations, (ii) vendors which shall not be more than ninety (90) days past due, or (iii) trade creditors in connection with obligations not in excess of Five Thousand ($5,000.00) Dollars which shall not be more than ninety (90) days past due unless being contested in good faith, and the Borrower has capital and assets sufficient to carry on its business.

     5.7 Taxes. All tax returns of the Borrower which are due have been duly filed and are correct and all taxes and other governmental charges upon the Borrower which are due have been paid.

     5.8 Litigation. There are no outstanding judgments, actions, proceedings, claims or investigations pending or threatened before any court or governmental body which, if adversely determined, may materially adversely affect the business, operations or affairs of the Borrower, except as set forth on Schedule
5.8 annexed hereto and made a part hereof.

     5.9 Ownership and Liens. The Borrower has good and marketable title to all of its properties and assets, including, without limitation, the Collateral, subject to no Liens except for permitted exceptions described in Subsection 6.7. The security interest granted in Subsection 3.1 and the Mortgage constitute valid Liens in the Collateral and the Premises, respectively, subject to no equal or prior Liens except for permitted exceptions described in Subsection 6.7.

     5.10 Approvals. No consent or approval of any person, landlord, or mortgagee, no waiver of any lien or right of distraint or other similar right, and no consent, license, approval, or authorization of or registration, qualification, designation, declaration or filing (except any recordations required in connection with the perfection of the security interest granted in Subsection 3.1, the Mortgage and the Assignment of Rents and Leases) with any Governmental Authority on the part of the Borrower is required in connection with the execution, delivery, and performance of this Agreement or the consummation of any other transactions contemplated hereby.

     5.11 Other Agreements and Restrictions. There is no term of any contract, bond, note, indenture, or other agreement or of any charter or other corporate restriction or of any judgment, decree, order, statute, rule or regulation which materially adversely limits the business, operations, or affairs, as presently conducted, of the Borrower or its assets, and the Borrower is not now in violation of any such term; and the execution, delivery and performance of, and compliance with, this Agreement will not (with or without the giving of notice of lapse of time, or both) result in any violations of, or be in conflict with, or constitute a default under, any such term, or result in the creation of any Liens upon any of the assets of the Borrower, except for the Liens created pursuant to this Agreement. The operations of the Borrower comply with all laws, statutes, rules, regulations, ordinances, and the like, applicable to them.

     5.12 Name Change, Mergers. Within the last six (6) years, the Borrower has not changed its name, been the surviving corporation of a merger or consolidation, or acquired all or substantially all of the assets of any person or entity.

     5.13 Place of Business. The only principal place of business and other places of business of the Borrower and other locations of the Borrower's inventory are as set forth on Schedule 5.13 annexed hereto and made a part hereof.

     5.14 Location of Collateral and Books and Records. All of the Collateral (except as required in the normal course of the Borrower's business), and the records of the Borrower relating to the Collateral, and the other books, records, journals, orders, receipts, and correspondence of the Borrower, are located at only the principal place of business and other places of business of the Borrower set forth in Subsection 5.13, except as to the corporate minute book and related records which may be maintained at the offices of counsel to the Borrower.

     5.15 Reportable Events. No Reportable Event has occurred with respect to any Plan maintained for employees of: (a) the Borrower; (b) any Subsidiary or Affiliate of the Borrower; or (c) any member of a Controlled Group of which the Borrower is a part.

     5.16 Compliance With Laws. The Borrower is in compliance in all material respects with any and all federal laws and regulations applicable to it including, without limitation, those established by the Bureau of Alcohol, Tobacco and Fire Arms, ERISA, the Environmental Protection Agency, the Federal Occupational Safety and Health Agency, and with Federal Reserve Board Regulations G, T, U and X.

     5.17 Full Disclosure. The representations and warranties of the Borrower set forth in this Agreement are true and correct in all respects.

     5.18 No Event of Default. The Borrower has reviewed this Agreement and represents that no Event of Default exists and the Borrower is not in default under any other documents, instruments, writings or agreements to which it is a party.

     5.19 Enforceability of Agreement. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable Federal and State Bankruptcy and insolvency laws affecting generally the rights of creditors.

                                    SECTION 6
                              COVENANTS BY BORROWER

         As a material inducement to the Lender to lend and re-lend the Revolving Loan to the Borrower, to grant the Term Loan to the Borrower, and to enter into this Agreement, the Borrower covenants and agrees with the Lender that:

     6.1 Maintain Corporate Existence. The Borrower shall preserve and keep in full force and effect its corporate existence and all franchises, rights, and privileges necessary for the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations, or certificates and copyrights without any conflict with such franchises, patents, licenses, trademarks, trademark rights, trade name rights, fictitious name authorizations or certificates and copyrights of others.

     6.2 Delivery of Corporate Documents. The Borrower shall promptly deliver to the Lender copies of any amendments or modifications to its certificate of incorporation and by-laws, certified with respect to the certificate of incorporation by the Secretary of State of the state of incorporation, and, with respect to the by-laws, by the secretary of the Borrower.

     6.3 Compliance with Laws. The Borrower shall comply in all material respects with all laws, ordinances, rules and regulations, now or hereafter in effect, applicable to it of any federal, state or local government or any instrumentality or agency thereof.

     6.4 Payment of Taxes. The Borrower shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, debts, claims and charges contested in good faith in appropriate proceedings, and provide the Lender, if requested, evidence of said taxes, assessments, debts, claims, and charges, and of payment thereof.

     6.5 Maintenance of Properties and Assets. The Borrower shall maintain, preserve and keep all its properties and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments, and improvements thereto, so that efficiency of all such properties and assets shall at all times be properly preserved and maintained.

     6.6 Insurance. The Borrower shall maintain, with reputable insurance companies, such insurance on its properties and assets, including, without limitation, the Collateral and the Premises, against such casualties and in such amounts as is customarily maintained by similar businesses. All insurance policies shall name the Lender as a loss payee, as to casualty insurance policies, and as an additional insured on all policies. All such policies of insurance shall provide for at least ten (10) days advance notice in writing to the Lender of any cancellation or modification thereof. If the Borrower fails to pay the premiums on any such insurance, the Lender shall have the right (but shall be under no duty) to pay such premiums for the Borrower's account. The Borrower shall repay to the Lender any sums which the Lender shall have so paid, together with interest thereon at the rate payable by the Borrower, at the time of payment by the Lender. The Borrower shall deliver to the Lender, upon its request, a detailed list of insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof, and the properties and risks covered thereby; and within fifteen (15) days after notice from the Lender, obtain such additional insurance as the Lender may reasonably request.

     6.7 Permitted Encumbrances. The Borrower shall not directly or indirectly permit to exist any Liens with respect to the Collateral for more than five (5) days from the date the Borrower or the Bank first receives notice or information relating to any such Liens (and the Bank shall provide prompt notice to the Borrower of any such notice or information received by the Bank), other than the following:

                    a. Liens for taxes not yet due, or unless and until foreclosure or other similar proceedings shall have been commenced, being contested in good faith in appropriate proceedings;

                    b. Liens in favor of the Lender whether such Liens arise pursuant to this Agreement or otherwise;

                    c. Purchase money security interests upon aircraft in amounts not in excess of the original purchase price of said aircraft plus cost of standard enhancements; and

                    d. Liens and encumbrances, if any, set forth on Schedule 6.7 annexed hereto and made a part hereof.

    6.8 Litigation. The Borrower shall promptly notify the Lender (a) of any litigation, actions, proceedings, claims or investigations pending or threatened against the Borrower, wherein claimant seeks to recover in excess of Twenty Five Thousand ($25,000.00) Dollars and of the entry of any judgment in excess of Twenty Five Thousand ($25,000.00) Dollars against the Borrower or the entry of any Liens, other than Liens permitted by Subsection 6.7, against any of the Collateral; (b) upon the receipt of any information, notice or claim, or upon learning of any investigation, as to any alleged use, storage, treatment or handling, except as expressly permitted in this Agreement, or any discharge, spill, emission or disposal of, any Hazardous Substances by or on the Premises, except as expressly permitted under applicable law; and (c) upon learning of any circumstances or transactions that would require compliance with any federal, state or local environmental statutes or regulations.

     6.9 Location of Collateral and Books and Records. The Borrower shall keep the Collateral (except as required in the normal course of the Borrower's business), its records relating to the Collateral, and its other books, records, journals, orders, receipts and correspondence at only those locations of the Borrower set forth in Subsection 5.13, unless notice is given to the Lender in advance of, and the Lender consents, which consent shall not be unreasonably withheld or delayed, in writing to, removal of the Collateral, the records relating to the Collateral, and the other books, records, journals, orders, receipts, and correspondence, to another location.

     6.10 Nature of Business. The Borrower shall not engage in any business other than operator of air charter services, aircraft maintenance services and aircraft sales and business related thereto.

     6.11 Change of Principal Place of Business, Etc. The Borrower shall promptly notify the Lender of any change of location of its principal place of business or other places of business, of the addition of any new place of business or of the elimination of any existing place of business.

     6.12 Financial Reporting Requirements.

                    a. The Borrower shall deliver to the Lender the following:

                    i. Within ten (10) days after the end of each calendar month (commencing with the month in which this Agreement is executed and continuing until all of the Obligations of the Borrower to the Lender are satisfied) a Borrowing Certificate, provided, however, that the Lender may, in its sole discretion, at any time require that the Borrower comply with the Lender's full dominion reporting system, a lockbox and blocked account;

                    ii. Within ten (10) days after the end of each calendar month (commencing with the month in which this Agreement is executed and continuing until all of the Obligations of the Borrower to the Lender are satisfied) an aging report, setting forth, in such form as the Lender shall reasonably require, the amount or amounts due and owing on, and aging of, the accounts receivable and the accounts payable and an inventory designation of the Borrower according to the books and records of the Borrower as of the close of such preceding calendar month;

                    iii. Within ten (10) days after the end of each calendar month (commencing with the month in which this Agreement is executed and continuing until all of the Obligations of the Borrower to the Lender are satisfied) a reconciliation report setting forth, in such form as the Lender shall reasonably require, a summary of all collections, payments and adjustments made or received by the Borrower with respect to its accounts receivable during such preceding calendar month;

                    iv. Within ten (10) days after the end of each calendar month (commencing with the month in which this Agreement is executed and continuing until all of the Obligations of the Borrower to the Lender are satisfied), proof of payment of the rent due to the County of Mercer pursuant to a certain Lease dated May 14, 1975, as amended by a certain Amendment of Lease dated February 2, 1977, between Borrower and the County of Mercer;

                    v. Within sixty (60) days after the end of each quarterly fiscal period of the Borrower (commencing with the quarterly period in which this Agreement is executed and continuing until all of the Obligations of the Borrower to the Lender are satisfied), a balance sheet of the Borrower as at the end of such period and a statement of income thereof for the period from the beginning of the current fiscal year to the end of such quarterly fiscal period, all in reasonable detail and certified as complete and correct, to the best of his knowledge, subject to year-end adjustments, by the principal financial officer of the Borrower;

                    vi. Within one hundred twenty (120) days after the end of each fiscal year of the Borrower (commencing with the fiscal year in which this Agreement is executed and continuing until all of the Obligations of the Borrower to the Lender are satisfied), a balance sheet of the Borrower as at the end of such year and statements of income, stockholders' equity and cash flow thereof for such year, all in reasonable detail and reviewed by independent certified public accountants, acceptable to the Lender, and which shall also be certified by the principal financial officer of the Borrower to be complete and correct, and a review report shall include a statement of their examination (which shall include a review of the relevant provisions of this Agreement) and stating whether their examination has disclosed the existence of any condition or event which constitutes (or would after notice or lapse of time, or both, constitute) an Event of Default, and if so, specifying the nature and period of existence thereof;

                    vii. Such additional financial statements or information of the Borrower as the Lender shall reasonably require.

                    b. Any statement, report, compilation or other document or writing which is the result of professional accounting services provided by the Borrower's accountant shall be accompanied by a written communication, in form and substance satisfactory to the Lender, signed by the Borrower and their accountant, stating, among other things, that (i) the accountant acknowledges that the Lender intends to rely on all such statements, reports, compilations and other documents or writings and (ii) the Borrower has knowledge of the Lender's reliance or intended reliance on such statements, reports, compilations and other documents or writings.

     6.13 Fees and Expenses in Protecting Rights. If at any time or times or from time to time the Lender employs counsel or any other professionals or consultants for advice or other representation:

                    a. with respect to the Collateral, the Obligations of the Borrower to the Lender, this Agreement, or any document, instrument, writing or Agreement related thereto, in the Lender's reasonable discretion;

                    b. to represent the Lender in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by the Lender, Borrower or any other person) in any way or respect relating to the Collateral, the Obligations of the Borrower to the Lender, this Agreement or any document, instrument, writing or agreement related thereto;

                    c. to protect, collect, sell, liquidate or otherwise dispose of the Collateral;

                    d. to attempt to or to enforce the Lender's liens and security interests in the Premises or in the Collateral; and/or

                    e. in otherwise protecting, enforcing or exercising its interests, Rights or Remedies created by, connected with or provided in this Agreement, or performance pursuant to this Agreement;

then, the reasonable attorneys' fees, costs and expenses arising from such services, and all other reasonable expenses, costs, charges and other fees of the Lender in any way or respect arising in connection with or relating to any of the events described in this Subsection shall be added to the amount of the Obligations of the Borrower to the Lender, and shall be payable on demand. The Borrower hereby authorizes the Lender to charge the Borrower's Revolving Loan for payment of any and all fees and expenses due under this Subsection 6.13. Any amounts due hereunder not paid on demand shall bear interest from the date of demand at the default rate of interest set forth in the Note. Any of the amounts payable hereunder by the Borrower may be paid by the Lender, and if and when so paid, shall be deemed to be advances under the Revolving Loan.

     6.14 Fees and Expenses Incident to Preparation, Execution and Delivery of Agreement. The Borrower shall pay on demand all reasonable legal fees, recording expenses and other reasonable and necessary disbursements of the Lender incident to the preparation, execution and delivery of this Agreement.

     6.15 Financial Records in Accordance with GAAP. The Borrower shall, at all times and in accordance with generally accepted accounting principles, consistently applied, keep complete and accurate books and records concerning its business, affairs and operations and concerning its properties and assets, including, without limitation, the Collateral.

     6.16 Legends, Etc. on Books and Records and Collateral. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's internal books and records or on any of the Collateral as the Lender shall request from time to time to indicate and disclose that the Lender has a security interest in such Collateral.

     6.17 Inspection or Examination of Properties and Assets. The Borrower shall from time to time permit the Lender to inspect or examine the properties and assets of the Borrower, including, without limitation, the Collateral, and further to examine, check, audit, make copies of or extracts from any of the Borrower's books, records, journals, receipts, orders, correspondence or other data relating to the Collateral, and to independently verify the orders and accounts receivable of Borrower. So long as there are no Events of Default the Lender shall perform such inspections and examinations no more than once per calendar quarter.

     6.18 Other Reporting Requirements. The Borrower, to the extent applicable, shall furnish to the Lender:

                    a. as soon as possible and in any event within thirty (30) days after the Borrower or a duly appointed administrator of a Defined Benefit Plan knows or has reason to know that any Reportable Event has occurred with respect to any Defined Benefit Plan, a statement of the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC or a statement that said notice will be filed with the annual report to the United States Department of Labor with respect to such Defined Benefit Plan if required under applicable regulations;

                    b. promptly after the filing thereof with the United States Department of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Defined Benefit Plan;

                    c. promptly after receipt thereof, a copy of any notice the Borrower or any other member of a Controlled Group may receive from the United States Department of Labor, the Internal Revenue Service or the PBGC with respect to any Defined Benefit Plan; and

                    d. promptly after the sending of, making available or financial statements which the Borrower shall send or make available to all of its stockholders, and any registration statements and any reports which the Borrower shall file with the Securities and Exchange Commission.

                    e. filing of the same, copies of any reports, proxy statements and

     6.19 Use of Loan Proceeds. The Borrower shall use loans and advances made pursuant to this Agreement solely to refinance existing obligations and for corporate working capital purposes.

     6.20 Further Assurances. The Borrower shall, as the Lender may request and require, procure and deliver to the Lender or execute any mortgage, security agreement, financing statement or other writing necessary to evidence, preserve, protect or enforce the Lender's rights and interests to or in the Collateral and the Premises or in any other collateral agreed to by the parties.

     6.21 Qualified Account Receivable. The Borrower shall not knowingly submit or represent to the Bank any Account Receivable as a Qualified Account
Receivable, which does not meet every requirement in every respect of a Qualified Account Receivable, and shall notify the Bank promptly upon learning of such disqualification, in writing, when any Account Receivable against which a loan or advance was, or may be, made pursuant to Subsection 2.1 ceases to meet any of those requirements.

     6.22 Change in Financial Condition. The Borrower shall immediately notify the Lender of any material loss or damage to, or material diminution in, or any occurrence which would materially adversely affect, the value of any Collateral. In the event that the Lender, in its sole discretion, shall determine that there has been any such material loss, damage or diminution in value, the Borrower shall, whenever the Lender so requests, pay to the Lender, within such period as the Lender shall specify, such amount as the Lender, in its sole discretion, shall have determined represents such material loss, damage or diminution in value (any such payment, however, not to affect the Lender's security interest in the Collateral).

     6.23 Additional Collateral.

                    a. The Borrower shall deliver to the Lender (i) promptly at the Lender's request, all instruments and chattel paper (including all executed copies thereof, except such executed copies retained by the obligors thereunder) representing proceeds of Collateral, and (ii) promptly at the Lender's request, all invoices, original bills of lading, documents of title, original contracts, and any other writings relating thereto, and other writings or evidence of performance of contracts or evidence of shipment or delivery of the merchandise sold or services rendered in connection therewith; and the Borrower shall deliver to the Lender, promptly at the Lender's request, from time to time, additional copies of any or all of such papers or writings, and such other information with respect to any of the said Collateral and such schedules of accounts receivable and other writings, as the Lender may in its sole discretion deem to be necessary or effectual to evidence any loan made pursuant to this Agreement or to evidence, enforce or perfect the Lender's security interest in the Collateral, to facilitate collection of the Collateral, or to carry into effect the provisions and intent of this Agreement, all at the sole expense of the Borrower.

                    b. The Lender may from time to time in the Lender's sole discretion hold and treat any deposits or other sums at any time credited by or due from the Lender to the Borrower and any securities or other property of the Borrower in possession of the Lender, whether for safekeeping or otherwise, as collateral security for and apply or set off the same against any of the Obligations of the Borrower to the Lender. Without limiting the generality of the foregoing, if at any time the amount of the loans or advances by the Lender as allowed by this Agreement shall be exceeded, the Borrower shall pay to the Lender, in immediately available funds, the amount of such excess if the Lender so requests, or the Lender may charge such amount against any deposit account of the Borrower with the Lender.

     6.24 Accounts Relating to Contracts With the United States of America. If any of the accounts, chattel paper, general intangibles or instruments constituting Collateral arise out of contracts with the United States or any of its departments, agencies or instrumentalities, the Borrower shall notify the Lender and execute any necessary writings in order that all money due or to become due under such contracts shall be assigned to the Lender and proper notice of the assignment given under the Federal Assignment of Claims Act.

     6.25 Prohibited Transactions. Without the prior written consent of the Lender, which consent will not be unreasonably withheld, the Borrower shall not:

                    a. Create, incur or assume any liability for borrowed money, except liabilities heretofore or hereinafter incurred by the Borrower to the Lender, except for the creation of purchase money security interests in aircraft.

                    b. Assume, guarantee, endorse or otherwise become liable, in connection with the Obligations of any person, firm or corporation except (i) liabilities of the Borrower resulting from product warranties made by the Borrower in the ordinary course of its business, (ii) liabilities of the Borrower resulting from its endorsement of items or instruments for deposit or collection in the ordinary course of its business, and (iii) guaranties executed by Borrower in favor of Lender.

                    c. Sell, lease, abandon, or otherwise dispose of, all or any substantial part of the properties or assets of the Borrower with the exception of aircraft.

                    d. Purchase, lease, or otherwise acquire, the properties or assets, or any interest therein, of any person, firm or corporation, except purchases, leases or other acquisitions of inventory and equipment made by the Borrower in the ordinary course of its business in bona fide, arm's length transactions.

                    e. Consolidate with, merge into, or participate in any joint venture with, any person, firm or corporation, or permit any person, firm or corporation, to consolidate with, merge into, or participate in, any joint venture with the Borrower.

                    f. Create or acquire the obligations, securities or stock of, or make loans, advances or capital contributions to, any person, firm or corporation, except upon prior written notice to the Lender, provided, however, that the Borrower may, without such prior written notice, purchase or acquire any of the following:

                    i. Marketable direct obligations of the United States of America;

                    ii. (Commercial paper issued by corporations conducting substantially all of their business in the United States of America, maturing within one hundred eighty (180) days from the date of the original issue thereof, and rated "prime" by the National Credit Office;

                    iii. Bonds of any state, county, or municipality of the United States of America, (1) which mature within two (2) years from the date of acquisition thereof, and (2) which are not in default as to principal or interest, and (3) which are rated Aa, or better, by Moody's Investors Service, and (4) the interest of which is exempt from federal income tax; and

                    iv. Customer's notes, chattel paper, or the like received as non-cash proceeds of the sale of the inventory of the Borrower in the ordinary course of its business, subject to the provisions of Subsection 6.15.

                    g. Alter its existing capital stock structure by issuance of new shares of existing classes of stock, by creation of new classes of stock, or otherwise, so as to cause a loss of control of the Borrower by the Guarantors.

                    h. Permit or cause any change in the ownership of its presently issued and outstanding stock which change would result in a loss of control of the Borrower by the Guarantors.

                    i. Declare or pay any dividend, in cash or otherwise, on any shares of stock of the Borrower, or order, or make, a redemption or other acquisition of any stock of any of the Guarantors.

                    j. Make loans or advances to any of its officers, directors or stockholders, or to any other person, firm or entity, with the exception of travel or other advances which at any time shall not exceed ten thousand ($10,000.00) dollars.

                    k. Permit or cause any change in the person of Louis V. Aronson, II as President of the Borrower, except upon sixty (60) days prior notice to the Lender, unless such change is outside the control of the Borrower and the Lender determines the new President to be acceptable.

     6.26 Information Relating to Operations of Borrower. Upon written request, the Borrower shall provide to the Lender the following information pertaining to all operations conducted in or on the Premises:

                    a. Copies of all permits obtained from any federal, state or local agency;

                    b. Material safety data sheets for all chemicals in use at, manufactured at, imported to, or stored at the Premises;

                    c. Copies of all materials filed with the Federal Occupational Safety and Health Agency under OSHA Hazard Communication Standard and all materials filed with the New Jersey Department of Health, the New Jersey Department of Environmental Protection, or any other federal, state or local agency or entity;

                    d. Maps, diagrams and site plans showing the location of all storage areas and storage tanks for Hazardous Substances and the location of processes using any of them, including details as to the amounts stored or used;

                    e. A description of said operations and of their processes;

                    f. Any other information which the Lender may reasonably request.

     6.27 Notification of Event of Default. The Borrower shall immediately notify the Lender of the occurrence of an Event of Default and of the nature and period of existence thereof.

     6.28 Financial Covenants. The Borrower shall:

                    a. Maintain a minimum net profit after taxes and management fees of Fifty Thousand ($50,000.00) Dollars, measured on an annual basis; and

                    b. Maintain a maximum ratio of Debt to Net Worth of not more than 2.00 to 1, measured on a quarterly basis.

     6.29 Compliance With Agreement. The Borrower shall observe, perform and comply with, and shall continue, until all Obligations of the Borrower to the Lender pursuant to this Agreement are fully paid and satisfied, to observe, perform and comply with, all of the Borrower's covenants made in this Agreement.

     6.30 Termination of Lease. The Borrower shall promptly notify the Lender upon receipt of any notice claiming to terminate or claiming to attempt to terminate a certain lease dated May 14, 1975, as amended by a certain Amendment of Lease dated February 2, 1977, between Borrower and the County of Mercer, including all renewals, extensions or modifications thereof whether now or in the future(collectively and individually, the "Lease"), for a portion of the real property known as Trenton Mercer County Airport (the "Airport Property"). The Borrower shall promptly supply to the Lender a copy of any and all such notices received by the Borrower in connection with said termination.

     6.31 Encumbrance of Airport Property. The Borrower shall not create, incur, assume, allow or permit, nor shall any Corporate Guarantor hereunder create, incur, assume, allow or permit, any Liens of any nature upon or with respect to the Borrower's interests in the Airport Property under the Lease, except as have been listed on Schedule 6.7 annexed hereto and made a part hereof.

                                    SECTION 7
                                EVENTS OF DEFAULT


                  There shall be an Event of Default by the Borrower under this Agreement upon the occurrence of any one of the following:

     7.1 The Borrower's failure to pay, when due, on demand or at maturity (whether as stated or by acceleration), as the case may be, any payment of principal, interest or other charges due and owing to the Lender pursuant to any Obligations of the Borrower to the Lender, including, without limitation, those Obligations arising pursuant to this Agreement.

     7.2 A material breach by the Borrower or the Guarantors of any covenant contained in this Agreement or the Corporate Guaranty Agreements including, without limitation, those covenants contained in Section 6. Provided that no material adverse effect will be suffered by the Bank or the Collateral (to be determined in the Bank's reasonable discretion), the Borrower shall be permitted to cure certain Events of Default as follows: for a breach of any covenant contained in subsections 6.12(a)(ii), 6.12(a)(iii), 6.13, or 6.14, the Borrower shall be permitted a cure period of fifteen (15) days from the occurrence of the event of default; for a breach of any covenant contained in Subsections 6.1, 6.2, 6.3, 6.4 (except that no cure period will be permitted for the payment of any pension obligations of the Borrower or the Corporate Guarantors including, without limitation, obligations due to the PBGC, the U.S. Department of Labor or a Plan); 6.5, 6.8(a), 6.12(a)(iv), or 6.12(a)(v) (only as to delivery of documents relating to the Borrower and not as to the delivery of documents relating to the Corporate Guarantors or to any Affiliate), the Borrower shall be permitted a cure period of thirty (30) days from the occurrence of the Event of Default.

     7.3 If any warranty or representation contained in this Agreement, including, without limitation, the warranties and representations contained in
Section 5, shall be incorrect in any material respect, or if any financial statement given by the Borrower or the Guarantors to the Lender shall be incorrect in any material respect.

     7.4 Upon dissolution, termination of existence, insolvency, business failure, appointment of a trustee, receiver or custodian of all or any part of the properties or assets of the Borrower or the Guarantors; upon an assignment for the benefit of creditors by, the calling of a meeting of creditors of, or the commencement of any proceeding under any bankruptcy or insolvency laws of any state or of the United States by the Borrower or the Guarantors, or the commencement of any proceeding under any bankruptcy or insolvency laws of any state or of the United States against the Borrower or the Guarantors which proceeding against the Borrower or the Corporate Guarantors is not discharged or dismissed within sixty (60) days of commencement of such proceeding.

     7.5 The occurrence of any event of default on the part of the Borrower or the Guarantors in connection with any loans, advances or other extensions of credit by the Lender to the Borrower or the Guarantors other than those loans made pursuant to this Agreement.

     7.6 The occurrence of any event of default occurring hereafter on the part of the Borrower or the Corporate Guarantors in connection with any loans, advances, extensions of credit, contracts, obligation or other agreement between the Borrower or the Corporate Guarantors and third parties including, without limitation, obligations due to the PBGC, the United States Department of Labor or a Plan, but other than obligations due to (i) professionals in connection with services provided to or for the benefit of the Borrower or the Corporate Guarantors as to which the professionals and the Borrower or the Corporate Guarantors, as the case may be, have mutually agreed upon terms for payment of such obligations, (ii) vendors which shall not be more than ninety (90) days past due, or (iii) trade creditors in connection with obligations not in excess of Five Thousand and 00/100 ($5,000.00) Dollars which shall not be more than ninety (90) days past due unless being contested in good faith.

     7.7 If any warranty or representation whether past, contemporaneous or future made in writing by the Borrower or the Guarantors to the Lender, other than the warranties or representations set forth in this Agreement, shall be incorrect in any material respect.

                                    SECTION 8
                          LENDER'S RIGHTS AND REMEDIES

     8.1 Exclusive of the occurrence of an Event of Default, the Lender may:

                    a. Whenever the Lender deems itself insecure by reason of a material adverse change in the financial condition of the Borrower or the Guarantors, or of a material adverse change in the value or condition of the Collateral or the Premises, terminate its agreement to make loans or advances to the Borrower pursuant to this Agreement, declare all of the Obligations of the Borrower to the Lender to be due and payable, and demand payment of all of the Obligations of the Borrower to the Lender;

                    b. Call at the Borrower's place of business during the regular business hours of the Borrower, and at reasonable intervals to be determined by the Lender and, without hindrance or delay, inspect, audit, check and make extracts or copies from the Borrower's books, records, journals, orders, receipts, correspondence, and other data, and inspect the Collateral and the Premises;

                    c. Endorse the name of the Borrower upon any and all checks, drafts, money orders and other instruments for the payment of monies which are payable to the Borrower and constitute proceeds of the Collateral;

                    d. Receive and have access to printouts and all other information respecting financial records of the Borrower maintained by external computer service companies; and

                    e. Communicate, in the name of a certified public accountant or public accountant, or in a fictitious name or names, with customers and account debtors of the Borrower to independently verify orders and accounts receivable.

     8.2 Upon the occurrence of an Event of Default the Lender shall have the following rights and remedies to be exercised within the sole discretion of the Lender without further demand, presentation or notice, of any kind:

                    a. The Lender shall have all of those rights and remedies provided in this Agreement, in the Uniform Commercial Code and other applicable law in force and effect in New Jersey from time to time;

                    b. The Lender's agreement to make any further loans pursuant to this Agreement, or otherwise, shall cease, and all of the Obligations of the Borrower to the Lender shall immediately become due and payable;

                    c. In protecting, exercising or enforcing its interests, rights or remedies under this Agreement, receive, open and dispose of mail addressed to the Borrower, provided that the Lender shall use its best efforts to return without delay to the Borrower all mail not related to the Collateral, the Premises or to any of the Obligations, and in connection therewith, give such notice to any office or officials of the United States Postal Service, or any successor thereof, to effect such changes of address as the Lender may deem necessary so that all mail addressed to the Borrower may be delivered directly to the Lender;

                    d. Require the Borrower to assemble the Collateral and make it available at the principal place of business or other places of business of the Borrower to allow the Lender to take possession or dispose of the Collateral;

                    e. Take possession of and sell or otherwise dispose of any or all of the Collateral at public or private sale, and if notice of such sale or of other action by the Lender is required by applicable law, the Borrower agrees that ten (10) days notice to the Borrower shall be sufficient, which the Lender and the Borrower herewith agree to be commercially reasonable;

                    f. Subrogate to all of the Borrower's interests, rights and remedies in respect to the Collateral, including the right to stop delivery, and (upon notice from the Borrower that the account debtor has returned, rejected, revoked acceptance of or failed to return the goods or that the goods have been reconsigned or diverted) the right to take possession of and to sell or dispose of the goods;

                    g. Execute in the name of the Borrower any schedules, assignments, instruments, documents and statements which the Borrower is obligated to give the Lender;

                    h. Sign financing statements in the name of the Borrower, or file financing statements without the Borrower's signature, in any relevant state to perfect or maintain the Lender's security interest in any or all of the Collateral; and

                    i. Receive from all or any accountants and auditors employed by the Borrower at any time during the term of this Agreement copies of any of the Borrower's financial statements, trial balances or other accounting records of any sort in their possession, together with any other information concerning the financial status or business operations of the Borrower.

                    j. Without limitation of the Lender's rights under this Agreement, the Lender shall have the right, but not the obligation, to exercise any of its rights set forth in the Environmental Agreement at any time.

     8.3 The Borrower hereby grants to the Lender an irrevocable license (or sub-license as the case may be) to use all of the Borrower's trademarks and trade names, with all rights, privileges and benefits flowing therefrom but none of the obligations, to be exercised by the Lender after the occurrence of an Event of Default and solely for the purpose of liquidating the Collateral.

                                    SECTION 9
                         BORROWER'S RIGHTS AND REMEDIES


     9.1 Subject to Subsection 6.25(c), the Borrower shall have the right to sell its inventory and collect its accounts receivable, at its own expense, in the ordinary course of its business, until an Event of Default has occurred.

     9.2 The Borrower shall have all of the rights and remedies provided in this Agreement and by the Uniform Commercial Code and other applicable law in force in New Jersey from time to time.

                                   SECTION 10
                            MISCELLANEOUS PROVISIONS

     10.1 Obligations and Liabilities of Lender. The Lender shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Lender (which shall automatically be deemed to be without recourse to the Lender in any event), or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Lender, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or account debtor or to any other third party, and the Borrower agrees to indemnify and defend the Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Subsection 10.1.

     10.2 Waiver of Notices. Notice of default and presentment, demand, protest and notice of dishonor as to any provision of this Agreement or any other agreement or instrument is hereby waived by the Borrower, except as may be otherwise specifically provided in this Agreement.

     10.3 Reference to Parties. "Lender" and "Borrower" as used in this Agreement shall include the successors, representatives, and assigns of those parties, provided, however, that the Borrower shall not assign or delegate any of its rights, remedies, warranties, representations or covenants arising under this Agreement without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

     10.4 Governing Law; Consent to Jurisdiction.

                    a. This Agreement is to be executed and delivered within the State of New Jersey, is to be principally performed within the State of New Jersey, and the Borrower and the Lender elect that the laws of the State of New Jersey shall govern the construction of this Agreement and the rights, remedies, warranties, representations, covenants, and provisions hereof without giving effect to the conflict of laws rules of the State of New Jersey.

                    b. Any legal action or proceeding with respect to this Agreement or any other document, instrument, writing or agreement related hereto, may be brought in the courts of the State of New Jersey or of the United States for the District of New Jersey, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts and in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices contained in Subsection 10.9 of this Agreement, such service to become effective thirty (30) days after such mailing. Nothing contained herein shall affect the right of the Lender to service of process in any other manner permitted by law or to commence any legal proceedings or otherwise proceed against the Borrower in any jurisdiction.

                    c. The Borrower hereby waives any rights it may have to transfer or change the venue of any litigation brought against it by the Lender which is in any way related to this Agreement or any other document, instrument, writing or agreement related hereto.

                    d. The provisions of this Subsection 10.4 shall survive the repayment of the Obligations of the Borrower to the Lender and the termination of this Agreement.

     10.5 Severability. If any of the provisions of this Agreement shall contravene or be held invalid under the laws of any jurisdiction, this Agreement shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants, and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions of this Agreement in any jurisdiction.

     10.6 Rights and Remedies, Etc. The Events of Default, rights, remedies, warranties, representations, covenants, and provisions set forth in this Agreement, or as may be provided by applicable law, shall be cumulative and not alternative or exclusive, and the Lender's Rights and Remedies may be exercised by the Lender at such time or times, in such order of preference, as the Lender in its sole discretion may determine.

     10.7 Entire Agreement, No Waiver, Etc. This Agreement embodies the entire agreement and understanding between the Borrower and the Lender and supersedes all prior agreements and understandings relating to the subject matter hereof. All warranties, representations and covenants imposed or made herein shall survive the execution and delivery of this Agreement. No delay or omission of the Lender in exercising or enforcing any of the Lender's Rights and Remedies hereunder shall constitute a waiver thereof; and no waiver by the Lender of any Event of Default should operate as a waiver of any other Event of Default. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Lender, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Lender and the Borrower at any time (whether before, during or after the effective date or terms of this Agreement), shall be construed in any particular as a waiver, modification or limitation of any of the Lender's Rights and Remedies under this Agreement nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Lender's Rights and Remedies under this Agreement nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Lender's Rights and Remedies, not only under the provisions of this Agreement, but also of any such other agreement or transaction.

     10.8 Reference to Days. Any and all references to "days" in this Agreement shall mean "calendar days" except as otherwise specifically provided by law.

     10.9 Notices.

                    a. All notices, requests, and other communications pursuant to this Agreement, other than notices or requests by the Borrower for advances under the Revolving Loan shall be in writing, delivered by hand, certified mail return receipt requested, overnight delivery service, or telecopier addressed to the Lender at 4900 Route 70, Pennsauken, New Jersey 08109-4792 "Attention: Amy Lindsay", or to the Borrower at its principal place of business as described in Subsection 5.13 of this Agreement, "Attention: Louis V. Aronson, II, President", or at such other address as either may give notice to the other as herein provided.

                    b. All notices or requests by the Borrower for advances under the Revolving Loan may be made by telephonic instructions but shall nevertheless be made in writing, delivered as set forth above, and addressed to the Lender as follows: Summit Bank, 750 Walnut Avenue, Cranford, NJ 07016 Attn:
Asset Based Lending, telephone number 908-709-5313, telecopier number 908-709-3157, or at such other address or telephone or telecopier number as the Lender may give notice to the Borrower as herein provided;

                    c. Any notice, request or communication  hereunder addressed as aforesaid shall be deemed to have been given (i) in the case of delivery by mail, three (3) days after its deposit in the mails, postage prepaid, or (ii) in the case of delivery by overnight delivery service, when deposited with a reputable overnight delivery service, postage prepaid or (iii) in the case of delivery by hand, when delivered or (iv) in the case of delivery by telecopier, when transmitted and receipt confirmed by the sender obtaining a printed confirmation that the entire document has been properly transmitted to recipient; provided, however, that notice of a change of address, as hereinabove provided, shall be deemed to have been given only when actually received by the party to which it is addressed.

     10.10 Ambiguity Between Agreements. In the event of ambiguity or inconsistency between this Agreement and any agreement, document or instrument made pursuant hereto, then the terms of this Loan and Security Agreement will govern.

     10.11 Counterparts. This Agreement may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

     10.12 Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     10.13 WAIVER OF JURY TRIAL.

                    a. THE LENDER AND THE BORROWER HEREBY ACKNOWLEDGE THAT DISPUTES ARISING UNDER THIS AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS OF THE BORROWER TO THE LENDER ARE LIKELY TO BE COMPLEX AND THEY DESIRE TO STREAMLINE AND MINIMIZE THE COST OF RESOLVING SUCH DISPUTES. THEREFORE, THE LENDER AND THE BORROWER IRREVOCABLY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM, DISPUTE OR PROCEEDING BASED UPON, OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS OF THE BORROWER TO THE LENDER. WITHOUT LIMITING THE FOREGOING, THIS WAIVER AND COVENANT
APPLIES:

                    b. TO ALL CLAIMS AGAINST ALL PARTIES TO SUCH DISPUTES, ACTIONS AND PROCEEDINGS INCLUDING THOSE INVOLVING THE LENDER, THE BORROWER OR ANY OF THEIR RESPECTIVE PARENTS, SUBSIDIARIES, AFFILIATES OR RELATED ENTITIES, OR ANY OFFICER, DIRECTOR, SHAREHOLDER, MEMBER, ATTORNEY OR PARTNER OF ANY OF THEM;

                    c. IRRESPECTIVE OF WHETHER SUCH DISPUTE, ACTION OR PROCEEDING ARISES UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT, NOTE, PAPER, INSTRUMENT OR DOCUMENT HERETOFORE OR HEREAFTER EXECUTED RELATING TO ANY OF THE OBLIGATIONS OF THE BORROWER TO THE LENDER;

                    d.   IRRESPECTIVE   OF  WHETHER  SUCH  DISPUTE,   ACTION  OR
PROCEEDING ARISES IN CONNECTION WITH OR IS BASED UPON INTENTIONAL OR UNINTENTIONAL CONDUCT, FRAUD, IMPROPER ACTION OR FAILURE TO ACT, OR ANY OTHER CIRCUMSTANCES.

                    e. THIS WAIVER IS KNOWINGLY, AND VOLUNTARILY MADE BY THE BORROWER AND THE LENDER, AND THE BORROWER AND THE LENDER ACKNOWLEDGE THAT NEITHER OF THEM, NOR ANY PERSON ACTING ON BEHALF OF EITHER OF THEM, HAS MADE ANY REPRESENTATIONS TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE BORROWER AND THE LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN CONNECTION WITH THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE BORROWER AND THE LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE READ, AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF, THIS WAIVER.

                    f. THE BORROWER AND THE LENDER ACKNOWLEDGE THAT THEY HAVE BEEN INFORMED BY EACH OTHER THAT THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH EACH HAS RELIED IN ENTERING INTO THIS AGREEMENT, AND THAT THIS WAIVER PARAGRAPH SHALL BE DEEMED ENFORCEABLE INDEPENDENTLY OF ALL OTHER PROVISIONS OF THIS AGREEMENT. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENT BY EITHER OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THE

                    g. PROVISIONS OF THIS SUBSECTION SHALL SURVIVE THE REPAYMENT OF THE OBLIGATIONS OF THE BORROWER TO THE LENDER AND THE TERMINATION OF THIS AGREEMENT.

         Executed at Plainsboro, New Jersey, on the date first written above.

WITNESS:                                    RONSON AVIATION, INC.


/s/                                     By: /s/Daryl K. Holcomb
----------------------                      -------------------
                                            Daryl K. Holcomb
                                            Vice President - Finance
                                            and Chief Financial Officer



                                            SUMMIT BANK


/s/                                     By: /s/Amy Lindsay
---------------------                       --------------
                                            Amy Lindsay,
                                            Vice President

                                  Exhibit List


            A.       Document List

                                  Schedule List





               5.4           Subsidiaries and Affiliates

               5.8           Litigation

               5.13          Places of Business

               6.7           Permitted Encumbrances

                                  SCHEDULE 5.4


                           SUBSIDIARIES AND AFFILIATES

Subsidiaries
         None


Affiliates
         Parent Corporation:                Ronson Corporation
         Sister Corporations:               Ronson Consumer Products Corporation
                                            Ronson Corporation of Canada, Ltd.
                                            Prometcor, Inc.
                                            Ronson Hydraulic Units Corporation
                                            ArCee International Corporation
                                            Arcan, Inc.
                                            Cherry Creek, Inc.

                                  SCHEDULE 5.8


                                   LITIGATION


      1.       Knipp vs. Ronson Aviation, Inc.
               Division on Civil Rights Charge No. 1EL11AB-39867-A

                                  SCHEDULE 5.13


                               PLACES OF BUSINESS


1.       Ronson Aviation, Inc.
         Trenton-Mercer Airport
         Ewing Township, NJ

2.       AvPac, subsidiary of Duncan Aviation
         P.O. Box 81539
         Lincoln, NE

                                  SCHEDULE 6.7


                             PERMITTED ENCUMBRANCES


1.       Lien in favor of:

         Copelco Capital
         700 East Gate Drive
         Mt. Laurel, NJ 08054

         Covering  seven  (7)  personal  computers  with  monitors,   three  (3)
         printers, and "Total FBO" software package. The acquisition of the equipment and the filing of the lien are in process.


         The Borrower shall keep its properties and assets free and clear of liens (except for liens existing as of the date hereof including purchase money security interests on specific aircraft) and refrain from selling or offering to sell or otherwise transferring its properties and assets or any interest therein, except such sales or other transfers of inventory made by the Borrower in the ordinary course of its business in commercially reasonable and bona fide arm's length transactions; provided, however, that so long as no Event of Default has occurred and is continuing, the Borrower may sell or otherwise dispose of aircraft in commercially reasonable and bona-fide transactions and use the proceeds from such sale or other disposition for working capital purposes, provided further that any purchase money or other financing granted by the Lender and specifically related to such aircraft has been fully paid and satisfied, and the Lender has agreed that, in the event of any such permitted sale or disposition, any lien or security interest held by the Lender shall be released or discharged, at the sole cost and expense of the Borrower.

                                                                   EXHIBIT 10(b)
                                   MASTER NOTE

$400,000.00                                               Plainsboro, New Jersey
                                                                 August 28, 1997

         In consideration of such loans as Summit Bank (the "Lender") from time to time may elect to make hereon to or for the benefit of or at the request of Ronson Aviation, Inc. (the "Borrower"), the Borrower promises to pay to the order of the Lender, at its office located at 4900 Route 70, Pennsauken, New Jersey or at such other place or places as the Lender may designate, in immediately available funds, the sum of Four Hundred Thousand ($400,000.00) Dollars or, if a different dollar amount, then the outstanding amount of all loans made hereunder, without defalcation or discount, for value received, with interest thereon from the date hereof at the rate set forth below, all in lawful money of the United States, on demand made in accordance with a certain Loan and Security Agreement of even date herewith by and between the Borrower and the Lender (the "Loan Agreement") or, if no demand has been made, then on June 30, 2000. The unpaid balance of each loan shall bear interest from the date hereof at the rate(s) set forth in the Loan Agreement. Notwithstanding any other limitations contained in this Master Note (the "Note"), the Lender does not intend to charge and the undersigned shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the undersigned or credited against principal.

         The unpaid principal balance hereon at any time shall not exceed Four Hundred Thousand ($400,000.00) Dollars and shall be equal to the aggregate amount of all loans then made less the aggregate amount of all payments then made thereon. The holder hereof is authorized to set forth in writing from time to time on the reverse hereof the date and amount of each loan and any payment of principal and the principal balance then unpaid hereon.

         This Note is secured by, among other things, a security interest in the Collateral, as described in the Loan Agreement, which the Borrower and every other person liable hereon as endorser or guarantor has pledged or deposited with the Lender. The Collateral is also pledged as security for all of the Obligations, as defined in the Loan Agreement, of the Borrower to the Lender.

         The Lender shall take reasonable care in custody and preservation of any Collateral held by it hereunder to the extent required by law, but, if the Collateral so held consists in whole or in part of instruments or chattel paper, it shall not be a breach of reasonable care if the Lender does not take necessary steps to preserve rights against prior parties, nor shall it constitute a breach of reasonable care if the Lender fails to undertake to collect the principal of or interest or other increment on any instrument or investment security, or fails to present any investment security for conversion or other change, unless, after written notice to the Lender from the Borrower or from any other party liable hereon in any capacity whose property is held as collateral hereunder that such interest, other increment or principal is due, or that such investment security has been called for conversion or other change, the Lender fails to use reasonable diligence to undertake collection of such interest, increment or principal, or fails to make presentation for conversion or other change, or fails to enable the Borrower or such other party to do so.

         The Lender may make additional loans in the future to Borrower and may advance sums in the future on behalf of the Borrower or to protect the security of the Collateral or lien thereof, at any time before the satisfaction of this Note and the Loan Agreement, and all such sums shall be evidenced by this Note, and shall be secured by the Lender's security interest in the Collateral. The Lender is not responsible in any way for the refusal by its employees to make a loan or to honor a request for a loan.

         This Note is the Master Note referred to in the Loan Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. In the event of any ambiguity or inconsistency between the terms of this Note and the Loan Agreement, then the terms of the Loan Agreement shall govern.

         In the event that any payment shall not be received by Lender within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than Twenty Five ($25.00) Dollars nor more than Two Thousand Five Hundred ($2,500.00) Dollars). Any such late charge assessed is immediately due and payable.

         The Lender may, without notice to or consent of any party liable for the payment hereof as maker, endorser or guarantor, and without impairing or in any way affecting the liability of such person to the Lender (1) extend or otherwise alter, but not accelerate except as provided in the Loan Agreement, the time for payment of this Note, (2) alter any other term of this Note by agreement with the maker hereof, (3) release, or settle or compromise with any other party liable for the payment hereof, (4) release, or substitute for or fail to protect any interest in any collateral held by the Lender as security for the payment of any sum owing to the Lender by any party hereto, and (5) accept a check or other order that is marked paid in full or with similar language as a payment under this Note.

         No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         If this Note is referred to an attorney (whether or not a salaried employee of the Lender) for collection, each party jointly and severally liable for the payment hereof as maker, endorser or guarantor shall pay, on demand, all reasonable and necessary expenses or expenditures, including, without limitation, reasonable attorneys fees and expenses, incurred by the Lender in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in this Note and the Loan Agreement, or performance pursuant to this Note and the Loan Agreement. Attorney's fees may be collectible from the Collateral to the extent permitted under the Bankruptcy Act or other law.

         If, at the time when this Note is paid in full, any party liable thereon as maker, endorser or guarantor is liable to the Lender for the payment of any other debt or liability, the Lender may retain as security for the payment of such other debts and liabilities the Collateral held by it as security for the payment of this Note, with all the rights and remedies herein and otherwise conferred upon the Lender as a secured party by law, notwithstanding the surrender by the Lender of this Note upon payment hereof.

         Upon the occurrence of an Event of Default under the Loan Agreement, the principal sum or so much of the principal remaining unpaid with all interest accrued thereon, shall, at the option of the Lender and without notice, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the rate of two (2%) percent per year above the highest rate otherwise payable under this Note. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to Lender in this Note or in the Loan Agreement, with it being specifically understood and agreed that the default provisions as set forth in the Loan Agreement shall govern in the event of any conflict in such provisions in the aforesaid instruments.

         Any failure by Lender to insist upon strict performance by Borrower of any of the terms and provisions of this Note or of the Loan Agreement shall not be deemed to be a waiver of any of the terms or provisions thereof, and Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

         Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived by the Borrower. It is expressly agreed that the maturity of this Note, or any payment hereunder, may be extended or modified from time to time, but not accelerated except as provided in the Loan Agreement, without in any way affecting the liability of the Borrower.

         For the purposes of this Note, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

         The words "Borrower" and "Lender" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of Borrowers or Lender, as the case may be. The use of any gender applies to all genders. If more than one party is named as Borrower, the obligation hereunder of each such party is joint and several.

         This Note is to be executed and delivered within the State of New Jersey and the Borrower elects that the laws of the State of New Jersey shall govern the construction of this Note and the rights, remedies, warranties, representations, covenants, and provisions hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed the day and year aforesaid.

WITNESS:                                             Ronson Aviation, Inc.


/s/                                              By: /s/Daryl K. Holcomb
---------------------                                --------------------
                                                     Daryl K. Holcomb
                                                     Vice President - Finance
                                                     and Chief Financial Officer

                                                                   EXHIBIT 10(c)
                                    TERM NOTE

$285,000.00                                               Plainsboro, New Jersey
                                                                 August 28, 1997

         FOR VALUE RECEIVED, Ronson Aviation, Inc. with a principal place of business at Trenton-Mercer County Airport, Ewing Township, New Jersey 08628-1393 (the "Borrower"), promises to pay to the order of Summit Bank (the "Lender"), at its office located at 4900 Route 70, Pennsauken, New Jersey, or at such other place or places as the Lender may designate, in immediately available funds, the sum of Two Hundred Eighty Five Thousand ($285,000.00) Dollars, without defalcation or discount, for value received, with interest thereon from the date hereof at the rate(s) set forth in a certain Loan and Security Agreement of even date herewith by and between the Borrower and the Lender (the "Loan Agreement"), all in lawful money of the United States, as follows: twenty four (24) equal and consecutive monthly installments of principal, each in the sum of Four Thousand Seven Hundred Fifty ($4,750.00) Dollars, together with accrued and unpaid interest, commencing October 1, 1997, and continuing on the first day of each and every month thereafter until September 30, 1999, at which time a final installment of all outstanding principal, together with any and all accrued and unpaid interest thereon and any other sums due under this Term Note (the "Note"), shall be immediately due and payable.

         This Note is secured by, among other things, a security interest in the Collateral, as described in the Loan Agreement, which the Borrower and every other person liable hereon as endorser or guarantor has pledged or deposited with the Lender. The Collateral is also pledged as security for all of the Obligations, as defined in the Loan Agreement, of the Borrower to the Lender.

         The Lender shall take reasonable care in custody and preservation of any Collateral held by it hereunder to the extent required by law, but, if the Collateral so held consists in whole or in part of instruments or chattel paper, it shall not be a breach of reasonable care if the Lender does not take necessary steps to preserve rights against prior parties, nor shall it constitute a breach of reasonable care if the Lender fails to undertake to collect the principal of or interest or other increment on any instrument or investment security, or fails to present any investment security for conversion or other change, unless, after written notice to the Lender from the Borrower or from any other party liable hereon in any capacity whose property is held as collateral hereunder that such interest, other increment or principal is due, or that such investment security has been called for conversion or other change, the Lender fails to use reasonable diligence to undertake collection of such interest, increment or principal, or fails to make presentation for conversion or other change, or fails to enable the Borrower or such other party to do so.

         The Lender may make additional loans in the future to Borrower and may advance sums in the future on behalf of the Borrower or to protect the security of the Collateral or lien thereof, at any time before the satisfaction of this Note and the Loan Agreement, and all such sums shall be evidenced by this Note, and shall be secured by the Lender's security interest in the Collateral. The Lender is not responsible in any way for the refusal by its employees to make a loan or to honor a request for a loan.

         This Note is the Term Note referred to in the Loan Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. In the event of any ambiguity or inconsistency between the terms of this Note and the Loan Agreement, then the terms of the Loan Agreement shall govern.

         The Lender may, without notice to or consent of any party liable for the payment hereof as maker, endorser or guarantor, and without impairing or in any way affecting the liability of such person to the Lender (1) extend or otherwise alter, but not accelerate except as provided in the Loan Agreement, the time for payment of this Note, (2) alter any other term of this Note by agreement with the maker hereof, (3) release, or settle or compromise with any other party liable for the payment hereof, (4) release, or substitute for or fail to protect any interest in any collateral held by the Lender as security for the payment of any sum owing to the Lender by any party hereto, and (5) accept a check or other order that is marked paid in full or with similar language as a payment under this Note.

         No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         If this Note is referred to an attorney (whether or not a salaried employee of the Lender) for collection, each party jointly and severally liable for the payment hereof as maker, endorser or guarantor shall pay, on demand, all reasonable and necessary expenses or expenditures, including, without limitation, reasonable attorneys fees and expenses, incurred by the Lender in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in this Note and the Loan Agreement, or performance pursuant to this Note and the Loan Agreement. Attorney's fees may be collectible from the Collateral to the extent permitted under the Bankruptcy Code or other law.

         If, at the time when this Note is paid in full, any party liable thereon as maker, endorser or guarantor is liable to the Lender for the payment of any other debt or liability, the Lender may retain as security for the payment of such other debts and liabilities the Collateral held by it as security for the payment of this Note, with all the rights and remedies herein and otherwise conferred upon the Lender as a secured party by law, notwithstanding the surrender by the Lender of this Note upon payment hereof.

         Upon the occurrence of an Event of Default under the Loan Agreement, the principal sum or so much of the principal remaining unpaid with all interest accrued thereon, shall, at the option of the Lender and without notice, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the rate of two (2%) percent per year above the highest rate otherwise payable under this Note. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to Lender in this Note or in the Loan Agreement, with it being specifically understood and agreed that the default provisions as set forth in the Loan Agreement shall govern in the event of any conflict in such provisions in the aforesaid instruments.

         In the event that any payment shall not be received by Lender within TEN (10) days of the due date, Borrower shall, to the extent permitted by law, pay Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than Twenty Five ($25.00) Dollars nor more than Two Thousand Five Hundred ($2,500.00) Dollars). Any such late charge assessed is immediately due and payable.

         Any failure by Lender to insist upon strict performance by Borrowers of any of the terms and provisions of this Note or of the Loan Agreement shall not be deemed to be a waiver of any of the terms or provisions thereof, and Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

         Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Note, and the giving of notice of default or other notice to any party liable on this Note are hereby waived by the Borrower. It is expressly agreed that the maturity of this Note, or any payment hereunder, may be extended or modified from time to time, but not accelerated except as provided in the Loan Agreement, without in any way affecting the liability of the Borrower.

         For the purposes of this Note, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

         The words "Borrower" and "Lender" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of Borrowers or Lender, as the case may be. The use of any gender applies to all genders. If more than one party is named as Borrower, the obligation hereunder of each such party is joint and several.

         This Note is to be executed and delivered within the State of New Jersey and the Borrower elects that the laws of the State of New Jersey shall govern the construction of this Note and the rights, remedies, warranties, representations, covenants, and provisions hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed the day and year aforesaid.

WITNESS:                                            Ronson Aviation, Inc.


/s/                                             By: /s/Daryl K. Holcomb
--------------------                                -------------------
                                                     Daryl K. Holcomb
                                                     Vice President - Finance
                                                     and Chief Financial Officer

                                                                   EXHIBIT 10(d)

             CORPORATE GUARANTY AGREEMENT AND SECURITY AGREEMENT

         THIS CORPORATE GUARANTY AGREEMENT AND SECURITY AGREEMENT (the "Guaranty Agreement") dated August 28, 1997, by Ronson Consumer Products Corporation, a New Jersey corporation with offices located at P.O. Box 6707 Somerset, New Jersey 08875-6707 (the "Guarantor"), to Summit Bank, a New Jersey banking corporation with offices located at 4900 Route 70, Pennsauken, New Jersey (the "Lender").

         WHEREAS, Ronson Aviation, Inc., a New Jersey corporation (the "Borrower") and the Lender are about to enter into a certain Loan and Security Agreement relating to financing by the Lender to the Borrower (the "Loan Agreement"), as evidenced by a Master Note and a Term Note (collectively referred to as the "Note") (the Loan Agreement, the Note, and all other documents, instruments, writings and agreements delivered pursuant thereto are collectively and individually referred to as the "Loan Documents"); and

         WHEREAS, to induce the Lender to provide funds for working capital purposes in accordance with the terms of the Loan Documents, the Borrower has offered that the Guarantor will execute and deliver this Guaranty Agreement to the Lender; and

         WHEREAS, the Guarantor will derive benefit from the Loan Documents due to the interrelationship of the Borrower and the Guarantor, more particularly as a result of business and profits to be generated for the Guarantor as a result of the business operations of the Borrower, and of loans or advances made or to be made by the Borrower to the Guarantor.

         NOW, THEREFORE, in order to induce the Lender to grant the loans, advances and extensions of credit to the Borrower in accordance with the terms of the Loan Documents, and in consideration thereof and of other good and valuable consideration, the Guarantor agrees as follows:

SECTION 1. GUARANTY. The Guarantor hereby absolutely and unconditionally guarantees to the Lender, and its successors, endorsees and assigns, the full and prompt payment, when due, of all loans, advances, extensions of credit, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, each of every kind, nature and description, whether arising under the Loan Documents or otherwise, including, without limitation, principal and interest, and whether secured or unsecured, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter contracted, all of the Borrower to the Lender (hereinafter being collectively referred to as the "Obligations"), and agrees to pay any and all expenses including, without limitation, reasonable legal fees, which may be incurred by the Lender in enforcing any rights or remedies in connection with, and in collecting, any or all of the Obligations.

SECTION 2. OBLIGATIONS PAID IN ACCORDANCE WITH TERMS THEREOF. The Guarantor guarantees that the Obligations will be paid strictly in accordance with their terms, regardless of any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner effect any of such terms or the Lender's rights with respect thereto, or which might cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations.

SECTION 3. ENFORCEMENT OF GUARANTY. The Lender may, in its sole discretion, proceed to exercise any right or remedy which the Lender may have under this Guaranty Agreement or by law (such rights and remedies being cumulative and not alternative or exclusive) without pursuing or exhausting any right or remedy which the Lender may have against the Borrower, or any other person or entity, or which the Lender may have with respect to any collateral for any or all of the Obligations of the Borrower or any other guaranty of the Obligations, including, without limitation, without joining the Borrower as a party in any action brought to enforce the provisions hereof; and the Lender may proceed to exercise any right or remedy which it may have under this Guaranty Agreement without regard to any actions or omissions of the Borrower or any other person.

SECTION 4. GUARANTY ABSOLUTE. The obligations of the Guarantor hereunder shall be absolute and unconditional and shall continue to remain in full force and effect irrespective of the validity, legality or enforceability of the Loan Documents, or any other agreements, notes or documents pursuant to which the Obligations arise, or the value or condition of any collateral for any or all of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor; and this Guaranty Agreement and the obligations of the Guarantor hereunder shall be irrevocable.

SECTION 5. GUARANTY NOT AFFECTED. Without limiting the generality of Section 4, the Guarantor hereby consents and agrees that, at any time, and from time to time, without affecting the legality or enforceability of this Guaranty Agreement and without discharging the obligation of the Guarantor hereunder:

                  (a) the time, manner, place or terms of payment of all or any of the Obligations may be settled, released (by operation of law or otherwise), compounded, compromised, collected, liquidated, extended (one or more times) or modified;

                  (b) any or all of any collateral for any or all of the Obligations may be exchanged, released, surrendered, or otherwise disposed of;

                  (c) any action may be taken under or in respect of the Loan Documents or any other agreements, notes or documents pursuant to which the Obligations arise, in the exercise of any remedy, power or privilege therein contained or otherwise with respect thereto, or such remedy, power or privilege may be waived, omitted or not enforced;

                  (d) the time for the Borrower's performance of or compliance with any term, covenant or agreement on its part to be performed or observed under the Loan Documents or any other agreements, notes or documents, pursuant to which the Obligations arise, may be renewed or extended (one or more times), or such performance or compliance waived, or failure in or departure from such performance or compliance consented to;

                  (e) the Loan Documents or any other agreements, notes or documents pursuant to which the Obligations arise, or any term of any thereof, may be amended or modified in any respect (including, without limitation, with respect to interest rates); and

                  (f) the liability of the Borrower to pay any and all of the Obligations may be settled or compromised, and payment of any and all of such Obligations may be subordinated to the prior payment of any other debts of, or claims against, the Borrower;

all in such manner and upon such terms as the Lender may deem proper, without notice to or further assent from the Guarantor, and all without affecting this

Guaranty Agreement or the obligations of the Guarantor hereunder, which shall continue in full force and effect until the Obligations and all obligations of the Guarantor hereunder shall have been fully paid and performed.

SECTION 6.  WAIVER.

                  (a) The Guarantor hereby waives all defenses based upon suretyship or impairment of collateral (including, without limitation, any actions or defenses identified generally or specifically under Article 3 of the Uniform Commercial Code), notice of acceptance of this Guaranty Agreement, presentment, demand, protest, notice of dishonor, notice of the occurrence of an Event of Default hereunder or under the Loan Documents, and any and all other notices of any kind whatsoever, with respect to the Obligations, and promptness in making any claim or demand hereunder; but no act or omission of any kind in the premises shall in any way affect or impair this Guaranty Agreement. Furthermore, the release of any other guaranty or the Lender's failure to obtain any other guaranty shall not affect the obligations of the Guarantor hereunder.

                  (b) The Guarantor shall not be released or discharged, either in whole or in part, by the Lender's (i) failure or delay to obtain or maintain perfection or recordation of the interest in any property, including, but not limited to the collateral defined herein or in the Loan Agreement, which secures the Obligations, (ii) release of any property, including, but not limited to the collateral defined herein or in the Loan Agreement, which secures the Obligations, without substitution of property or collateral of equal value,
(iii) failure to perform a duty to preserve the value of property or collateral owed, under Article 9 of the Uniform Commercial Code or other law, to a debtor or surety or other person primarily or secondarily liable, (iv) failure to comply with applicable law in disposing of any property, including, but not limited to the collateral defined herein or in the Loan Agreement, which secures the Obligations, or (v) failure or delay to otherwise protect or realize upon any property, including, but not limited to the collateral defined herein or in the Loan Agreement, which secures the Obligations.

SECTION 7. REINSTATEMENT. This Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time, prepayment, payment, or other value received by the Lender, from any source, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon or by reason of:

                  (a)  any   judgment,   decree,   or  order  of  any  court  or
administrative body having competent jurisdiction;

                  (b)  any settlement or compromise of any such claim;

                  (c)  the insolvency or bankruptcy of the Borrower; or

                  (d) otherwise, all as though such payment had not been made, notwithstanding any termination hereof or the cancellation of the Loan Documents or any note or other agreement evidencing any of the Obligations.

SECTION 8. SUBROGATION. Until the Obligations shall have been fully paid and satisfied, the Guarantor agrees that:

                  (a) any right of subrogation which the Guarantor has or hereafter acquires against the Borrower or against any collateral or security granted by the Borrower to the Lender;

                  (b) any right of contribution the Guarantor has or hereafter acquires against the Borrower or any other guarantor of the Obligations;

                  (c) any right to enforce any remedy which the Guarantor has or hereafter acquires against the Borrower; or

                  (d) any benefit of, and any right to participate in, any security now or hereafter held by the Lender;

shall be junior and subordinate to the rights and remedies of the Lender. Subject to the terms and conditions of the Loan Agreement, the Lender may use, sell or dispose of any item of collateral or security it sees fit without regard to any subrogation rights of the Guarantor, and any such disposal or sale shall be free and clear of any rights of subrogation or other claims of the Guarantor. If the Guarantor shall receive any payments or other property on account of subrogation, contribution or similar rights of the Guarantor, at any time prior to full payment and satisfaction of the Obligations, such amount or property shall be held in trust for, and shall immediately be paid over or delivered to the Lender (together with any necessary endorsements), to be credited and applied against (or, at the option of the Lender, held as additional collateral for) the Obligations. Notwithstanding anything herein to the contrary, as long as there has not occurred an Event of Default, the Guarantor may make loans and receive repayments of existing or future loans to the Borrower.

SECTION 9. SECURITY INTEREST. In consideration of the Lender's granting to the Borrower the Loans in accordance with the terms and conditions of the Loan Agreement, the Guarantor, to secure payment and performance of all of the Obligations of the Borrower to the Lender and all obligations of the Guarantor to the Lender, hereby grants to the Lender a security interest in the Collateral, as such term is hereinafter defined, which security interest shall remain in full force and effect until all of the Obligations of the Borrower to the Lender and the obligations of the Guarantor to the Lender are fully paid and satisfied.

SECTION 10. COLLATERAL. The term Collateral, as used in this Guaranty Agreement and which is subject to the security interest granted in Section 9 hereof, shall mean and consist of (1) a lien on certain real property of the Guarantor which property is also known as 3-6 Ronson Road, Woodbridge, New Jersey, and (2) all--

                  (a) inventory of the Guarantor, whether now owned or hereafter acquired, including, without limitation, raw materials, work in process, finished goods, consigned inventory, and materials used or consumed in business and other goods held for sale or lease or furnished or to be furnished under contracts of service;

                  (b) accounts of the Guarantor, whether now existing or hereafter arising, including, without limitation, all accounts receivable and contract rights and any rights to payment for goods sold or leased or for services rendered which are not evidenced by an instrument or chattel paper, whether or not such rights have been earned by performance;

                  (c) equipment of the Guarantor, whether now owned or hereafter acquired, including, without limitation, machinery, trade and production equipment, furniture, furnishings, fixtures, and all other goods used by the Guarantor which do not constitute inventory or farm products;

                  (d) instruments (including, without limitation, negotiable instruments and non-negotiable instruments), investment property (including, without limitation, certificated securities, uncertificated securities, security entitlements, securities accounts, commodity contracts and commodity accounts), chattel paper, general intangibles (including, without limitation, income tax refunds, copyrights, licenses, rights, patents, patent rights, franchise rights, distributorship rights, formulae, customer lists, goodwill, and trade secrets), and trademarks, trademark rights, trade names and tradename rights to the extent necessary to exercise the license granted to the Lender in Subsection 14(c) herein, and documents of title (including, without limitation, bills of lading, dock warrants, dock receipts, and warehouse receipts), all of the Guarantor, whether now owned or existing or hereafter arising or acquired;

                  (e) interests of the Guarantor in goods or merchandise, whether now owned or existing or hereafter arising or acquired, as to which an account receivable has arisen; and

                  (f) as to all of the foregoing (a) through (e) inclusive, cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor, and all related books, records, journals, computer print-outs and data, of the Guarantor.

SECTION 11. WARRANTIES AND REPRESENTATIONS. As a material inducement to the Lender to grant the loans, advances and extensions of credit to the Borrower in accordance with the terms of the Loan Documents and to enter into the Loan Documents, the Guarantor hereby warrants and represents to the Lender as follows:

                  (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

                  (b) The Guarantor has the corporate power to execute, deliver and perform this Guaranty Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty Agreement.

                  (c) The Guarantor has read and reviewed the Loan Agreement.

                  (d) The execution, delivery and the performance of and compliance with this Guaranty Agreement on the part of the Guarantor will not (with or without the giving of notice or lapse of time, or both) result in any violation of, or be in conflict with, or constitute a default under, the terms of any contract, note, indenture, or other agreement to which the Guarantor is a party, or of any judgment, decree, order, statute, rule, or regulation to which the Guarantor is subject.

                  (e) The Guarantor has furnished to the Lender a balance sheet and statement of income of the Guarantor for its fiscal year ended December 31, 1996, together with the report of independent certified public accountants, together with an interim balance sheet and statement of income prepared as of March 31, 1997 by the principal financial officer of the Guarantor. Such financial statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the condition and results of operations of the Guarantor for the periods involved. Since the dates of the balance sheets referred to above, there has been no material and adverse change in the financial condition of the Guarantor not reflected in the financial statements as of that date, and since such date the business of the Guarantor has not been materially and adversely affected by any occurrence, whether or not insured against.

                  (f) Except as previously disclosed to the Lender, there are no outstanding judgments, actions, proceedings, claims or investigations pending or threatened before any court or governmental body which may materially and adversely affect the financial condition, business, operations or affairs of the Guarantor.

                  (g) No consent or approval of any person, landlord or mortgagee, no waiver of any lien or right of distraint or similar right, and no consent, license, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Guarantor, is required in connection with the execution, delivery and performance of this Guaranty Agreement.

                  (h) There is no term of any contract, bond, note, indenture, or other agreement or of any charter or other corporate restriction or of any judgment, decree, order, statute, rule or regulation which materially and adversely limits the business, operations or affairs, as presently conducted, of the Guarantor or its assets, and the Guarantor is not now in violation of any such term; and the execution, delivery, and the performance of this Guaranty Agreement will not (with or without the giving of notice of lapse of time, or both) result in any violation of or be in conflict with or constitute a default under any such term. The business, affairs, and operations of the Guarantor comply with all foreign and domestic laws applicable to them.

                  (i) This Guaranty Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

SECTION 12. COVENANTS. As a material inducement to the Lender to grant the loans, advances and extensions of credit to the Borrower in accordance with the terms of the Loan Documents and to enter into the Loan Documents, the Guarantor covenants and agrees with the Lender that:

                  (a) The Guarantor shall do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence and all franchises, licenses, permits, rights and privileges necessary for the proper conduct of its business.

                  (b) The Guarantor shall comply with all laws, ordinances, rules and regulations, now or hereafter in effect, applicable to it of any federal, state, local or foreign government or any instrumentality or agency thereof.

                  (c) (i) The Guarantor will deliver, or cause to be delivered, to the Lender the following:

                                    (1) Within ninety (90) days after the end of
each fiscal year of the Guarantor, (A) a balance sheet and a statement of income, all of the Guarantor, the Borrower and any affiliated companies prepared on a consolidated and consolidating basis, as of the end of such year, all in reasonable detail and certified (on an audited basis) by independent certified public accountants acceptable to the Bank, and (B) a schedule of capital expenditures of the Borrower, as of the end of such year, which shall be certified by the principal finance officer of the Guarantor to be materially complete and correct, which certificates shall include a statement of their examinations (which shall include a review of the relevant provisions of the Loan Agreement) and stating whether their examinations have disclosed the existence of any condition or event which constitutes (or would after notice or lapse of time, or both, constitute) an Event of Default, and if so, specifying the nature and period of existence thereof;

                                    (2) Such additional  financial statements or
information of the Guarantor as the Lender shall reasonably require.

                      (ii) Any statement, report, compilation or other document or writing which is the result of professional accounting services provided by the Guarantor's accountant shall be accompanied by a written communication, in form and substance satisfactory to the Lender, signed by the Guarantor and their accountant, stating, among other things, that (i) the accountant acknowledges that the Lender intends to rely on all such statements, reports, compilations and other documents or writings and (ii) the Guarantor has knowledge of the Lender's reliance or intended reliance on such statements, reports, compilations and other documents or writings.

                  (d) The Guarantor shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, debts, claims, and charges contested in good faith in appropriate proceedings.

                  (e) The Guarantor shall promptly notify the Lender of any litigation, actions, proceedings, claims, or investigations pending or threatened against the Guarantor which may materially and adversely affect the financial condition, business, affairs, or operations of the Guarantor.

                  (f) The Guarantor shall maintain, with responsible insurance companies, such insurance on its properties and assets, against such casualties and in such amounts as is customarily maintained by similar businesses.

                  (g) The Guarantor shall keep its properties and assets free and clear of liens (except for liens existing as of the date hereof) and refrain from selling or offering to sell or otherwise transferring its properties and assets or any interest therein, except such sales or other transfers of inventory made by the Guarantor in the ordinary course of its business in commercially reasonable and bona fide arm's length transactions.

                  (h) Without the prior written consent of the Lender, the Guarantor will not sell, assign, lease or otherwise dispose of all or a substantial part of its assets, except for fair consideration.

                  (i) The Guarantor shall keep its properties and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments, and improvements thereto so that the efficiency of such properties and assets shall at all times be properly preserved and maintained.

                  (j) The Guarantor shall observe, perform, and comply with and shall continue to observe, perform, and comply with, all of the Guarantor's covenants made herein until the Obligations are fully paid and satisfied.

SECTION 13. EVENTS OF DEFAULT. There shall be an Event of Default by the Guarantor under this Guaranty Agreement upon the occurrence of any one or more of the following:

                  (a) The occurrence of an Event of Default under the Loan Documents after the expiration of any applicable grace periods therein;

                  (b) A breach by the Guarantor of any covenant contained in this Guaranty Agreement including, without limitation, those covenants contained in Section 12. Provided that no material adverse effect will be suffered by the Bank or the Collateral (to be determined in the Bank's reasonable discretion), the Guarantors shall be permitted to cure certain Events of Default as follows: for a breach of any covenant contained in Subsections 12(a), 12(b), 12(d), 12(e), 12(i), 12(c)(i)(1)(only as to delivery of documents relating to the Guarantor or any affiliated companies), the Guarantor shall be permitted a cure period of thirty (30) days from the occurrence of the Event of Default;

                  (c) If any warranty or representation contained in this Guaranty Agreement, including, without limitation, the warranties and representations contained in Section 11 of this Guaranty Agreement, shall be incorrect in any material respect, or if any certificate, report, financial statement or instrument given by the Borrowers or the Guarantor to the Lender shall be incorrect in any material respect;

                  (d) The occurrence of any event of default on the part of the Guarantor in connection with any loans, advances or other extensions of credit by the Lender to the Guarantor.

                  (e) If any warranty or representation whether past, contemporaneous or future made in writing by the Guarantor to the Lender, other than the warranties or representations set forth in this Guaranty Agreement, shall be incorrect in any material respect.

SECTION 14.  LENDER'S RIGHTS AND REMEDIES

                  (a) Exclusive of the occurrence of an Event of Default, the Lender may:

                           (i) Call at the Guarantor's  place of business during
the regular business hours of the Guarantor, and at reasonable intervals to be determined by the Lender and, without hindrance or delay, inspect, audit, check and make extracts or copies from the Guarantor's books, records, journals, orders, receipts, correspondence, and other data, and inspect the Collateral;

                           (ii) Endorse the name of the  Guarantor  upon any and
all checks, drafts, money orders and other instruments for the payment of monies which are payable to the Guarantor and constitute proceeds of the Collateral;

                           (iii)  Receive and have access to  printouts  and all
other information respecting financial records of the Guarantor maintained by external computer service companies;

                           (iv)  Communicate,  in the name of a certified public
accountant or public accountant, or in a fictitious name or names, with customers and account debtors of the Guarantor to independently verify orders and accounts receivable; and

                           (v)  Sign  financing  statements  in the  name of the
Guarantor, or file financing statements without the Guarantor's signature, in any relevant state to perfect or maintain the Lender's security interest in any or all of the Collateral.

                  (b) Upon the occurrence of an Event of Default the Lender shall have the following rights and remedies to be exercised within the sole discretion of the Lender without further demand, presentation or notice, of any kind:

                           (i) The  Lender  shall  have all of those  rights and
remedies provided in this Guaranty Agreement, in the Uniform Commercial Code and other applicable law in force and effect in the State of New Jersey;

                           (ii)  In  protecting,  exercising  or  enforcing  its
interests, rights or remedies under this Guaranty Agreement, receive, open and dispose of mail addressed to the Guarantor, provided that the Lender shall return to the Guarantor all mail not related to the Collateral or to any of the Obligations, and in connection therewith, give such notice to any office or officials of the United States Postal Service, or any successor thereof, to effect such changes of address as the Lender may deem necessary so that all mail addressed to the Guarantor may be delivered directly to the Lender provided that the Lender shall promptly return to the Guarantor all mail not related to the Collateral, as such term is defined in a certain Loan and Security Agreement of even date herewith between the Borrower and the Lender (the "Loan Agreement) or to any of the Obligations, as such term is defined in the Loan Agreement;

                           (iii)   Require  the   Guarantor   to  assemble   the
Collateral and make it available at the principal place of business of the Guarantor to allow the Lender to take possession or dispose of the Collateral;

                           (iv) Take possession of and sell or otherwise dispose
of any or all of the Collateral at public or private sale, and if notice of such sale or of other action by the Lender is required by applicable law, the Guarantor agrees that ten (10) days notice to the Guarantor shall be sufficient, which the Lender and the Guarantor herewith agree to be commercially reasonable;

                           (v)  Subrogate to all of the  Guarantor's  interests,
rights and remedies in respect to the Collateral, including the right to stop delivery, and (upon notice from the Guarantor that the account debtor has returned, rejected, revoked acceptance of or failed to return the goods or that the goods have been reconsigned or diverted) the right to take possession of and to sell or dispose of the goods;

                           (vi)  Execute  in  the  name  of  the  Guarantor  any
schedules,  assignments,   instruments,   documents  and  statements  which  the
Guarantor is obligated to give the Lender;

                           (vii) Sign  financing  statements  in the name of the
Guarantor, or file financing statements without the Guarantor's signature, in any relevant state to perfect or maintain the Lender's security interest in any or all of the Collateral; and

                           (viii)  Receive  from  all  or  any  accountants  and
auditors employed by the Guarantor at any time during the term of this Guaranty Agreement copies of any of the Guarantor's financial statements, trial balances or other accounting records of any sort in their possession, together with any other information concerning the financial status or business operations of the Guarantor.

                  (c) The Guarantor hereby grants to the Lender an irrevocable license (or sub-license as the case may be) to use all of the Guarantor's trademarks and trade names, with all rights, privileges and benefits flowing therefrom but none of the obligations, to be exercised by the Lender after the occurrence of an Event of Default and solely for the purpose of liquidating the Collateral;

SECTION 15. TRANSFER OF BENEFIT. This Guaranty Agreement shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Lender, its successors and assigns.

SECTION 16. NO WAIVER; AMENDMENTS, ETC. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other right, power or remedy hereunder. No amendment, modification, termination, or waiver of any provision of this Guaranty Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing making explicit reference to this Guaranty Agreement, and shall be effective only in the specific instance and for the specific purpose for which given. No notice to, or demand on, the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

SECTION 17. NOTICES. All notices, requests and other communications pursuant to this Guaranty Agreement shall be in writing, either by letter (delivered by hand or sent certified mail, return receipt requested) or telegram addressed to the Lender at its place of business first indicated above or to the Guarantor (as the case may be) at its place of business first indicated above, or at such other address as either may give notice to the other as herein provided. Any notice, request or communication hereunder shall be deemed to have been given three (3) days after deposit in the mails, postage prepaid, or in the case of hand delivery, when delivered, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid, provided, however, that notice of a change of address, as hereinabove provided, shall be deemed to have been given only when actually received by the party to which it is addressed.

SECTION 18. SEVERABILITY. If any of the provisions of this Guaranty Agreement shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty Agreement shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions in this Guaranty Agreement in any jurisdiction.

SECTION 19.  GOVERNING LAW;CONSENT TO JURISDICTION.

                  (a) This Guaranty Agreement is to be executed and delivered within the State of New Jersey, is to be principally performed within the State of New Jersey, and the Guarantor acknowledges and agrees that the laws of the State of New Jersey shall govern the construction of this Guaranty Agreement and the rights, remedies, warranties, representations, covenants, and provisions hereof without giving effect to the conflict of laws rules of the State of New Jersey.

                  (b) Any legal action or proceeding with respect to this Guaranty Agreement or any other document, instrument, writing or agreement related hereto, may be brought in the courts of the State of New Jersey or of the United States for the District of New Jersey, and, by execution and delivery of this Guaranty Agreement, the Guarantor hereby irrevocably accepts for itself in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts and in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth above, such service to become effective thirty (30) days after such mailing. Nothing contained herein shall affect the right of the Lender to service of process in any other manner permitted by law or to commence any legal proceedings or otherwise proceed against the Guarantor in any jurisdiction.

                  (c) The Guarantor hereby waives any rights it may have to transfer or change the venue of any litigation brought against it by the Lender which is in any way related to this Guaranty Agreement or any other document, instrument, writing or agreement related hereto.

                  (d) The provisions of this Section shall survive the repayment of the Obligations of the Guarantor to the Lender and the termination of this Guaranty Agreement.

SECTION 20. HEADINGS. Section headings in this Guaranty Agreement are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose.

SECTION 21. CONSENT TO AGREEMENT. The Guarantor in all respects consents to the terms and provisions of the Loan Documents.

SECTION 22. LENDER. For the purposes of this Guaranty Agreement, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

SECTION 23. GENDER AND NUMBER. In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of this Guaranty Agreement may require.

SECTION 24. MERGER. This writing is intended by the Lender and the Guarantor as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of the agreement by the Guarantor. No course of prior dealings between the Lender and the Guarantor, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty.

SECTION 25. INDEMNIFICATION. The Guarantor hereby agrees to indemnify the Lender against loss, cost or expense by reason of the assertion by the Guarantor of any defense to its obligations hereunder based upon any action or inaction of the Borrower.

SECTION 26.  WAIVER OF TRIAL BY JURY.

                  (a) THE GUARANTOR HEREBY ACKNOWLEDGES THAT DISPUTES ARISING UNDER THIS GUARANTY AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS OF THE GUARANTOR HEREUNDER ARE LIKELY TO BE COMPLEX AND IT DESIRES TO STREAMLINE AND MINIMIZE THE COST OF RESOLVING SUCH DISPUTES. THEREFORE, THE GUARANTOR IRREVOCABLY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM, DISPUTE OR PROCEEDING BASED UPON, OR RELATED TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS OF THE GUARANTOR HEREUNDER. WITHOUT LIMITING THE FOREGOING, THIS WAIVER AND COVENANT
APPLIES:

                           (i)  TO  ALL  CLAIMS  AGAINST  ALL  PARTIES  TO  SUCH
DISPUTES, ACTIONS AND PROCEEDINGS INCLUDING THOSE INVOLVING THE LENDER, THE GUARANTOR OR ANY OF THEIR RESPECTIVE PARENTS, SUBSIDIARIES, AFFILIATES OR RELATED ENTITIES, OR ANY OFFICER, DIRECTOR, SHAREHOLDER, MEMBER, ATTORNEY OR PARTNER OF ANY OF THEM;

                           (ii) IRRESPECTIVE OF WHETHER SUCH DISPUTE,  ACTION OR
PROCEEDING ARISES UNDER THIS GUARANTY AGREEMENT OR ANY OTHER AGREEMENT, NOTE, PAPER, INSTRUMENT OR DOCUMENT HERETOFORE OR HEREAFTER EXECUTED RELATING TO ANY OF THE OBLIGATIONS OF THE GUARANTOR HEREUNDER;

                           (iii) IRRESPECTIVE OF WHETHER SUCH DISPUTE, ACTION OR
PROCEEDING ARISES IN CONNECTION WITH OR IS BASED UPON INTENTIONAL OR UNINTENTIONAL CONDUCT, FRAUD, IMPROPER ACTION OR FAILURE TO ACT, OR ANY OTHER CIRCUMSTANCES.

                  (b) THIS WAIVER IS KNOWINGLY AND VOLUNTARILY MADE BY THE GUARANTOR, AND THE GUARANTOR ACKNOWLEDGES THAT NEITHER THE LENDER, NOR ANY PERSON ACTING ON BEHALF OF THE LENDER, HAS MADE ANY REPRESENTATIONS TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN CONNECTION WITH THE SIGNING OF THIS GUARANTY AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS READ, AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF, THIS WAIVER.

                  (c) THE GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE LENDER THAT THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE LENDER HAS RELIED IN ENTERING INTO THE LOAN DOCUMENTS, AND THAT THIS WAIVER PARAGRAPH SHALL BE DEEMED ENFORCEABLE INDEPENDENTLY OF ALL OTHER PROVISIONS OF THIS GUARANTY AGREEMENT. THE LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENT BY THE GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. THE PROVISIONS OF THIS SUBSECTION SHALL SURVIVE THE REPAYMENT OF THE OBLIGATIONS OF THE BORROWER TO THE LENDER AND THE TERMINATION OF THIS GUARANTY AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty Agreement the day and year first above written.

WITNESS:                                    RONSON CONSUMER PRODUCTS CORPORATION


/s/                                    BY:  /s/Daryl K. Holcomb
------------------                          -------------------
                                            Daryl K. Holcomb
                                            Vice President - Finance and
                                            Chief Financial Officer

                                                                   EXHIBIT 10(e)

                          CORPORATE GUARANTY AGREEMENT

         THIS CORPORATE GUARANTY AGREEMENT (the "Guaranty Agreement"), is made this 28th day of August, 1997, by Ronson Corporation, a corporation of the State of New Jersey with offices located at Corporate Park III, Campus Drive, P.O. Box 6707, Somerset, New Jersey 08875-6707 (the "Guarantor"), to Summit Bank, a New Jersey banking corporation with offices located at 4900 Route 70, Pennsauken, New Jersey 08109 (the "Lender");

                              W I T N E S S E T H:

         WHEREAS, Ronson Aviation, Inc., a New Jersey corporation (the "Borrower"), and the Lender are about to enter into a certain Loan and Security Agreement relating to financing by the Lender to the Borrower (the "Loan Agreement"), as evidenced by a certain Master Note of even date herewith, in the maximum principal sum of Four Hundred Thousand ($400,000.00) Dollars and Term Note of even date herewith, in the original principal sum of Two Hundred Eighty Five Thousand ($285,000.00) Dollars, (collectively referred to as the "Note") (the Loan Agreement, the Note, and all other writings, documents, and agreements delivered pursuant thereto, are collectively and individually referred to as the "Loan Documents"); and

         WHEREAS, to induce the Lender to grant the loans, advances and extensions of credit to the Borrower in accordance with the terms of the Loan Documents, the Borrower has offered that the Guarantor will execute and deliver this Guaranty Agreement to the Lender; and

         WHEREAS, the Guarantor will derive benefit from the Loan Documents due to the interrelationship of the Borrower and the Guarantor, more particularly as a result of business and profits to be generated for the Guarantor as a result of the business operations of the Borrower, and of loans or advances made or to be made by the Borrower to the Guarantor.

         NOW, THEREFORE, in order to induce the Lender to grant the loans, advances and extensions of credit to the Borrower in accordance with the terms of the Loan Documents, and in consideration thereof and of other good and valuable consideration, the Guarantor agrees as follows:

SECTION 1. GUARANTY. The Guarantor hereby absolutely and unconditionally guarantees to the Lender, and its successors, endorsees and assigns, the full and prompt payment, when due, of all loans, advances, extensions of credit, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, each of every kind, nature and description, whether arising under the Loan Documents or otherwise, including, without limitation, principal and interest, and whether secured or unsecured, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter contracted, all of the Borrower to the Lender (hereinafter being collectively referred to as the "Obligations"), and agrees to pay any and all expenses including, without limitation, reasonable legal fees, which may be incurred by the Lender in enforcing any rights or remedies in connection with, and in collecting, any or all of the Obligations.

SECTION 2. OBLIGATIONS PAID IN ACCORDANCE WITH TERMS THEREOF. The Guarantor guarantees that the Obligations will be paid strictly in accordance with their terms, regardless of any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner effect any of such terms or the Lender's rights with respect thereto, or which might cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations.

SECTION 3. ENFORCEMENT OF GUARANTY. The Lender may, in its sole discretion, proceed to exercise any right or remedy which the Lender may have under this Guaranty Agreement or by law (such rights and remedies being cumulative and not alternative or exclusive) without pursuing or exhausting any right or remedy which the Lender may have against the Borrower, or any other person or entity, or which the Lender may have with respect to any collateral for any or all of the Obligations of the Borrower or any other guaranty of the Obligations, including, without limitation, without joining the Borrower as a party in any action brought to enforce the provisions hereof; and the Lender may proceed to exercise any right or remedy which it may have under this Guaranty Agreement without regard to any actions or omissions of the Borrower or any other person.

SECTION 4. GUARANTY ABSOLUTE. The obligations of the Guarantor hereunder shall be absolute and unconditional and shall continue to remain in full force and effect irrespective of the validity, legality or enforceability of the Loan Documents, or any other agreements, notes or documents pursuant to which the Obligations arise, or the value or condition of any collateral for any or all of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor; and this Guaranty Agreement and the obligations of the Guarantor hereunder shall be irrevocable.

SECTION 5. GUARANTY NOT AFFECTED. Without limiting the generality of Section 4, the Guarantor hereby consents and agrees that, at any time, and from time to time, without affecting the legality or enforceability of this Guaranty Agreement and without discharging the obligation of the Guarantor hereunder:

                  (a) the time, manner, place or terms of payment of all or any of the Obligations may be settled, released (by operation of law or otherwise), compounded, compromised, collected, liquidated, extended (one or more times) or modified;

                  (b) any or all of any collateral for any or all of the Obligations may be exchanged, released, surrendered, or otherwise disposed of;

                  (c) any action may be taken under or in respect of the Loan Documents or any other agreements, notes or documents pursuant to which the Obligations arise, in the exercise of any remedy, power or privilege therein contained or otherwise with respect thereto, or such remedy, power or privilege may be waived, omitted or not enforced;

                  (d) the time for the Borrower's performance of or compliance with any term, covenant or agreement on its part to be performed or observed under the Loan Documents or any other agreements, notes or documents, pursuant to which the Obligations arise, may be renewed or extended (one or more times), or such performance or compliance waived, or failure in or departure from such performance or compliance consented to;

                  (e) the Loan Documents or any other agreements, notes or documents pursuant to which the Obligations arise, or any term of any thereof, may be amended or modified in any respect (including, without limitation, with respect to interest rates); and

                  (f) the liability of the Borrower to pay any and all of the Obligations may be settled or compromised, and payment of any and all of such Obligations may be subordinated to the prior payment of any other debts of, or claims against, the Borrower;

all in such manner and upon such terms as the Lender may deem proper, without notice to or further assent from the Guarantor, and all without affecting this Guaranty Agreement or the obligations of the Guarantor hereunder, which shall continue in full force and effect until the Obligations and all obligations of the Guarantor hereunder shall have been fully paid and performed.

SECTION 6.  WAIVER.

                  (a) The Guarantor hereby waives all defenses based upon suretyship or impairment of collateral (including, without limitation, any actions or defenses identified generally or specifically under Article 3 of the Uniform Commercial Code), notice of acceptance of this Guaranty Agreement, presentment, demand, protest, notice of dishonor, notice of the occurrence of an Event of Default hereunder or under the Loan Documents, and any and all other notices of any kind whatsoever, with respect to the Obligations, and promptness in making any claim or demand hereunder; but no act or omission of any kind in the premises shall in any way affect or impair this Guaranty Agreement. Furthermore, the release of any other guaranty or the Lender's failure to obtain any other guaranty shall not affect the obligations of the Guarantor hereunder.

                  (b) The Guarantor shall not be released or discharged, either in whole or in part, by the Lender's (i) failure or delay to obtain or maintain perfection or recordation of the interest in any property, including, but not limited to the Collateral, as such term is defined in the Loan Agreement, which secures the Obligations, (ii) release of any property, including, but not limited to the Collateral, which secures the Obligations, without substitution of property or collateral of equal value, (iii) failure to perform a duty to preserve the value of property or collateral owed, under Article 9 of the Uniform Commercial Code or other law, to a debtor or surety or other person primarily or secondarily liable, (iv) failure to comply with applicable law in disposing of any property, including, but not limited to the Collateral, which secures the Obligations, or (v) failure or delay to otherwise protect or realize upon any property, including, but not limited to the Collateral, which secures the Obligations.

SECTION 7. REINSTATEMENT. This Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time, prepayment, payment, or other value received by the Lender, from any source, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon or by reason of:

                  (a)  any   judgment,   decree,   or  order  of  any  court  or
administrative body having competent jurisdiction;

                  (b) any settlement or compromise of any such claim;

                  (c) the insolvency or bankruptcy of the Borrower; or

                  (d) otherwise, all as though such payment had not been made, notwithstanding any termination hereof or the cancellation of the Loan Documents or any note or other agreement evidencing any of the Obligations.

SECTION 8. SUBROGATION. Until the Obligations shall have been fully paid and satisfied, the Guarantor agrees that:

                  (a) any right of subrogation which the Guarantor has or hereafter acquires against the Borrower or against any collateral or security granted by the Borrower to the Lender;

                  (b) any right of contribution the Guarantor has or hereafter acquires against the Borrower or any other guarantor of the Obligations;

                  (c) any right to enforce any remedy which the Guarantor has or hereafter acquires against the Borrower; or

                  (d) any benefit of, and any right to participate in, any security now or hereafter held by the Lender;

shall be junior and subordinate to the rights and remedies of the Lender. Subject to the terms and conditions of the Loan Agreement, the Lender may use, sell or dispose of any item of collateral or security it sees fit without regard to any subrogation rights of the Guarantor, and any such disposal or sale shall be free and clear of any rights of subrogation or other claims of the Guarantor. If the Guarantor shall receive any payments or other property on account of subrogation, contribution or similar rights of the Guarantor, at any time prior to full payment and satisfaction of the Obligations, such amount or property shall be held in trust for, and shall immediately be paid over or delivered to the Lender (together with any necessary endorsements), to be credited and applied against (or, at the option of the Lender, held as additional collateral for) the Obligations. Notwithstanding anything herein to the contrary, so long as there has not occurred an Event of Default, the Guarantor may make loans and receive repayments of existing or future loans to the Borrower.

SECTION 9. WARRANTIES AND REPRESENTATIONS. As a material inducement to the Lender to grant the loans, advances and extensions of credit to the Borrower in accordance with the terms of the Loan Documents and to enter into the Loan Documents, the Guarantor hereby warrants and represents to the Lender as follows:

                  (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

                  (b) The Guarantor has the corporate power to execute, deliver and perform this Guaranty Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty Agreement.

                  (c) The Guarantor has read and reviewed the Loan Agreement; the representations and warranties of the Borrower contained therein are correct and complete.

                  (d) The execution, delivery and the performance of and compliance with this Guaranty Agreement on the part of the Guarantor will not (with or without the giving of notice or lapse of time, or both) result in any violation of, or be in conflict with, or constitute a default under, the terms of any contract, note, indenture, or other agreement to which the Guarantor is a party, or of any judgment, decree, order, statute, rule, or regulation to which the Guarantor is subject.

                  (e) The Guarantor has furnished to the Lender a balance sheet and statement of income of the Guarantor for its fiscal year ended December 31, 1996, prepared and certified by independent certified public accountants, together with an interim balance sheet and statement of income prepared as of March 31, 1997 by the principal financial officer of the Guarantor. Such financial statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the condition and results of operations of the Guarantor for the periods involved. Since the dates of the balance sheets referred to above, there has been no material and adverse change in the financial condition of the Guarantor not reflected in the financial statements as of that date, and since such date the business of the Guarantor has not been materially and adversely affected by any occurrence, whether or not insured against.

                  (f)  Except as the  Lender  has been  previously  notified  in writing by the Guarantor, there are no outstanding judgments, actions, proceedings, claims or investigations pending or threatened before any court or governmental body which may materially and adversely affect the financial condition, business, operations or affairs of the Guarantor.

                  (g) No consent or approval of any person, landlord or mortgagee, no waiver of any lien or right of distraint or similar right, and no consent, license, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Guarantor, is required in connection with the execution, delivery and performance of this Guaranty Agreement.

                  (h) There is no term of any contract, bond, note, indenture, or other agreement or of any charter or other corporate restriction or of any judgment, decree, order, statute, rule or regulation which materially and adversely limits the business, operations or affairs, as presently conducted, of the Guarantor or its assets, and the Guarantor is not now in violation of any such term; and the execution, delivery, and the performance of this Guaranty Agreement will not (with or without the giving of notice of lapse of time, or both) result in any violation of or be in conflict with or constitute a default under any such term. The business, affairs, and operations of the Guarantor comply with all foreign and domestic laws applicable to them.

                  (i) This Guaranty Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

SECTION 10. COVENANTS. As a material inducement to the Lender to grant the loans, advances and extensions of credit to the Borrower in accordance with the terms of the Loan Documents and to enter into the Loan Documents, the Guarantor covenants and agrees with the Lender that:

                  (a) The Guarantor shall do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence and all franchises, licenses, permits, rights and privileges necessary for the proper conduct of its business.

                  (b) The Guarantor shall comply with all laws, ordinances, rules and regulations, now or hereafter in effect, applicable to it of any federal, state, local or foreign government or any instrumentality or agency thereof.

                  (c) (i) The Guarantor will deliver, or cause to be delivered, to the Lender the following:

                                    (1) Within  One  hundred  twenty  (120) days
after the end of each fiscal year of the Guarantor (commencing with the fiscal year in which this Agreement is executed and continuing until all of the Obligations of the Borrower to the Lender are fully paid and satisfied), a balance sheet of the Guarantor as at the end of such year and the related statements of income, retained earnings and cash flows thereof for such year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, consistently applied, and audited by independent certified public accountants, acceptable to the Lender, with their audit report, without qualification, and accompanying comment, which shall also be certified by the principal financial officer of the Guarantor to be complete and correct, and a statement of his examination (which shall include a review of the relevant provisions of this Agreement) and stating whether his examination has disclosed the existence of any condition or event which constitutes (or would after notice or lapse of time, or both, constitute) an Event of Default, and if so, specifying the nature and period of existence thereof;

                                    (2) Such additional  financial statements or
information of the Guarantor as the Lender shall reasonably require.

                      (ii) Any statement, report, compilation or other document or writing which is the result of professional accounting services provided by the Guarantor's accountant shall be accompanied by a written communication, in form and substance satisfactory to the Lender, signed by the Guarantor and their accountant, stating, among other things, that (i) the accountant acknowledges that the Lender intends to rely on all such statements, reports, compilations and other documents or writings and (ii) the Guarantor has knowledge of the Lender's reliance or intended reliance on such statements, reports, compilations and other documents or writings.

                  (d) The Guarantor shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, debts, claims, and charges contested in good faith in appropriate proceedings.

                  (e) The Guarantor shall promptly notify the Lender of any litigation, actions, proceedings, claims, or investigations pending or threatened against the Guarantor which may materially and adversely affect the financial condition, business, affairs, or operations of the Guarantor.

                  (f) The Guarantor shall maintain, with responsible insurance companies, such insurance on its properties and assets, against such casualties and in such amounts as is customarily maintained by similar businesses.

                  (g) The Guarantor shall keep its properties and assets free and clear of liens (except for liens existing as of the date hereof) and refrain from selling or offering to sell or otherwise transferring its properties and assets or any interest therein, except such sales or other transfers of inventory made by the Guarantor in the ordinary course of its business in commercially reasonable and bona fide arm's length transactions.

                  (h) Without the prior written consent of the Lender, the Guarantor will not sell, assign, lease or otherwise dispose of all or a substantial part of its assets, except for fair consideration.

                  (i) The Guarantor shall keep its properties and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments, and improvements thereto so that the efficiency of such properties and assets shall at all times be properly preserved and maintained.

                  (j) The Guarantor shall observe, perform, and comply with and shall continue to observe, perform, and comply with, all of the Guarantor's covenants made herein until the Obligations are fully paid and satisfied.

SECTION 11. TRANSFER OF BENEFIT. This Guaranty Agreement shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Lender, its successors and assigns.

SECTION 12. NO WAIVER; AMENDMENTS, ETC. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other right, power or remedy hereunder. No amendment, modification, termination, or waiver of any provision of this Guaranty Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing making explicit reference to this Guaranty Agreement, and shall be effective only in the specific instance and for the specific purpose for which given. No notice to, or demand on, the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

SECTION 13. NOTICES. All notices, requests and other communications pursuant to this Guaranty Agreement shall be in writing, either by letter (delivered by hand or sent certified mail, return receipt requested) or telegram addressed to the Lender at its place of business first indicated above or to the Guarantor (as the case may be) at its place of business first indicated above, or at such other address as either may give notice to the other as herein provided. Any notice, request or communication hereunder shall be deemed to have been given three (3) days after deposit in the mails, postage prepaid, or in the case of hand delivery, when delivered, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid, provided, however, that notice of a change of address, as hereinabove provided, shall be deemed to have been given only when actually received by the party to which it is addressed.

SECTION 14. SEVERABILITY. If any of the provisions of this Guaranty Agreement shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty Agreement shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions in this Guaranty Agreement in any jurisdiction.

SECTION 15.  GOVERNING LAW;CONSENT TO JURISDICTION.

                  (a) This Guaranty Agreement is to be executed and delivered within the State of New Jersey, is to be principally performed within the State of New Jersey, and the Guarantor acknowledges and agrees that the laws of the State of New Jersey shall govern the construction of this Guaranty Agreement and the rights, remedies, warranties, representations, covenants, and provisions hereof without giving effect to the conflict of laws rules of the State of New Jersey.

                  (b) Any legal action or proceeding with respect to this Guaranty Agreement or any other document, instrument, writing or agreement related hereto, may be brought in the courts of the State of New Jersey or of the United States for the District of New Jersey, and, by execution and delivery of this Guaranty Agreement, the Guarantor hereby irrevocably accepts for itself in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts and in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth above, such service to become effective thirty (30) days after such mailing. Nothing contained herein shall affect the right of the Lender to service of process in any other manner permitted by law or to commence any legal proceedings or otherwise proceed against the Guarantor in any jurisdiction.

                  (c) The Guarantor hereby waives any rights it may have to transfer or change the venue of any litigation brought against it by the Lender which is in any way related to this Guaranty Agreement or any other document, instrument, writing or agreement related hereto.

                  (d) The provisions of this Section 15 shall survive the repayment of the Obligations of the Borrower to the Lender and the termination of this Guaranty Agreement.

SECTION 16. HEADINGS. Section headings in this Guaranty Agreement are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose.

SECTION 17. CONSENT TO AGREEMENT. The Guarantor in all respects consents to the terms and provisions of the Loan Documents.

SECTION 18. GENDER AND NUMBER. In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of this Guaranty Agreement may require.

SECTION 19. MERGER. This writing is intended by the Lender and the Guarantor as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of the agreement by the Guarantor. No course of prior dealings between the Lender and the Guarantor, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty.

SECTION 20. INDEMNIFICATION. The Guarantor hereby agrees to indemnify the Lender against loss, cost or expense by reason of the assertion by the Guarantor of any defense to its obligations hereunder based upon any action or inaction of the Borrower.

SECTION 21. LENDER. For the purposes of this Guaranty Agreement, wherever the term "Lender" shall be used it shall refer to any affiliate or subsidiary of Lender and to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

SECTION 22.  WAIVER OF TRIAL BY JURY.

                  (a) THE GUARANTOR HEREBY ACKNOWLEDGES THAT DISPUTES ARISING UNDER THIS GUARANTY AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS OF THE GUARANTOR HEREUNDER ARE LIKELY TO BE COMPLEX AND IT DESIRES TO STREAMLINE AND MINIMIZE THE COST OF RESOLVING SUCH DISPUTES. THEREFORE, THE GUARANTOR IRREVOCABLY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM, DISPUTE OR PROCEEDING BASED UPON, OR RELATED TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT OR OTHERWISE RELATING TO THE OBLIGATIONS OF THE GUARANTOR HEREUNDER. WITHOUT LIMITING THE FOREGOING, THIS WAIVER AND COVENANT
APPLIES:

                           (i)  TO  ALL  CLAIMS  AGAINST  ALL  PARTIES  TO  SUCH
DISPUTES, ACTIONS AND PROCEEDINGS INCLUDING THOSE INVOLVING THE LENDER, THE GUARANTOR OR ANY OF THEIR RESPECTIVE PARENTS, SUBSIDIARIES, AFFILIATES OR RELATED ENTITIES, OR ANY OFFICER, DIRECTOR, SHAREHOLDER, MEMBER, ATTORNEY OR PARTNER OF ANY OF THEM;

                           (ii) IRRESPECTIVE OF WHETHER SUCH DISPUTE,  ACTION OR
PROCEEDING ARISES UNDER THIS GUARANTY AGREEMENT OR ANY OTHER AGREEMENT, NOTE, PAPER, INSTRUMENT OR DOCUMENT HERETOFORE OR HEREAFTER EXECUTED RELATING TO ANY OF THE OBLIGATIONS OF THE GUARANTOR HEREUNDER;

                           (iii) IRRESPECTIVE OF WHETHER SUCH DISPUTE, ACTION OR
PROCEEDING ARISES IN CONNECTION WITH OR IS BASED UPON INTENTIONAL OR UNINTENTIONAL CONDUCT, FRAUD, IMPROPER ACTION OR FAILURE TO ACT, OR ANY OTHER CIRCUMSTANCES.

                  (b) THIS WAIVER IS KNOWINGLY AND VOLUNTARILY MADE BY THE GUARANTOR, AND THE GUARANTOR ACKNOWLEDGES THAT NEITHER THE LENDER, NOR ANY PERSON ACTING ON BEHALF OF THE LENDER, HAS MADE ANY REPRESENTATIONS TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN CONNECTION WITH THE SIGNING OF THIS GUARANTY AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS READ, AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF, THIS WAIVER.

                  (c) THE GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE LENDER THAT THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE LENDER HAS RELIED IN ENTERING INTO THE LOAN DOCUMENTS, AND THAT THIS WAIVER PARAGRAPH SHALL BE DEEMED ENFORCEABLE INDEPENDENTLY OF ALL OTHER PROVISIONS OF THIS GUARANTY AGREEMENT. THE LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENT BY THE GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. THE PROVISIONS OF THIS SUBSECTION SHALL SURVIVE THE REPAYMENT OF THE OBLIGATIONS OF THE BORROWER TO THE LENDER AND THE TERMINATION OF THIS GUARANTY AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty Agreement the day and year first above written.

WITNESS:                                             RONSON CORPORATION


/s/                                             By:  /s/Daryl K. Holcomb
----------------------                               -------------------
                                                     Daryl K. Holcomb
                                                     Vice President - Finance
                                                     and Chief Financial Officer

                                                                   EXHIBIT 10(f)

                     SECOND MORTGAGE MODIFICATION AGREEMENT

         This Second Mortgage Modification Agreement (the "Second Modification") is made as of the 28th day of August, 1997 between RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation having its principal place of business located at Corporate Park III, Campus Drive, P.O. Box 6707, Somerset, New Jersey 08875-6707 (the "Mortgagor") and SUMMIT BANK, successor-by-merger to United Jersey Bank, with an office located at 210 Main Street, Hackensack, New Jersey (the "Mortgagee"), to modify the terms of a certain Mortgage dated January 6, 1995 and recorded January 12, 1995 in the Office of the Clerk of Middlesex County, New Jersey in Mortgage Book 4850 at Page 211 and modified by a certain Mortgage Modification Agreement, (collectively and individually referred to as the "Mortgage") (all capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Mortgage).

         WHEREAS, the Mortgage was given to secure all obligations of the Mortgagor to the Mortgagee, including, without limitation, the obligations evidenced by a certain Master Note dated January 6, 1995, as amended, in the original principal amount of Two Million Five Hundred Thousand ($2,500,000.00) Dollars (the "Master Note"); and

         WHEREAS, the lien of the Mortgage encumbers the property commonly known and designated as Lot 1-D, Block 367, on the Tax Map of the Township of Woodbridge, Middlesex County, New Jersey as more particularly described on Schedule A annexed to the Mortgage (the "Property"); and

         WHEREAS, the lien of the Mortgage is second in priority; and

         WHEREAS, the Mortgagee and Ronson Aviation, Inc., a New Jersey corporation ("Aviation"), are about to enter into a Loan and Security Agreement to provide certain credit facilities to Aviation (the "Aviation Loan Agreement"); and

         WHEREAS, to induce the Mortgagee to enter into the Aviation Loan Agreement and the transactions described therein, Aviation has offered and the Mortgagor has agreed to guaranty the payment and performance of Aviation's Obligations, as such term is defined in the Aviation Loan Agreement, to the Mortgagee, pursuant to a certain Corporate Guaranty Agreement and Security Agreement of even date herewith (the "Guaranty"); and

         WHEREAS, Aviation has further offered and the Mortgagor has further agreed to secure its obligations under the Guaranty by the Lien evidenced by the Mortgage; and

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Mortgagor and the Mortgagee to modify the terms and conditions of the Mortgage as follows:

         1. The Mortgagor acknowledges that its obligations to the Mortgagee secured by the Mortgage are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist, the Mortgagor waives and releases the Mortgagee from the same.

         2. As of the date of this Second Modification, the obligations secured by the Mortgage shall include, in addition to the obligations described in the Mortgage, without limitation, all of obligations of the Mortgagor to the Mortgagee pursuant to the Guaranty.

         3. The Mortgagor hereby agrees to and does indemnify and hold the Mortgagee and each of its directors, officers, employees, affiliates, attorneys and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Mortgage or any act, event or transaction related to, attendant to or preceding the execution of this Second Modification, other than those resulting from the Bank's gross negligence or willful misconduct.

         4. The Mortgagor hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Mortgage. Furthermore, the Mortgagor represents that the representations and warranties contained in the Mortgage continue to be true and in full force and effect as of the date of this Second Modification. This agreement, reaffirmation and acknowledgment is given to the Mortgagee by the Mortgagor without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against the Mortgagee may exist, the Mortgagor waives and releases the Mortgagee from the same.

         5.  The  Mortgagor   ratifies  and  reaffirms  all  terms,   covenants,
conditions and agreements contained in the Mortgage.

         6. All other terms and conditions of the Mortgage, and any and all exhibits and schedules annexed thereto and all other writings submitted by the Mortgagor to the Mortgagee pursuant thereto, shall remain unchanged and in full force and effect.

         7. This modification shall not constitute a waiver or modification of any of the Mortgagee's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Mortgage, except as specifically set forth above, and the Mortgagee hereby reserves all of its rights and remedies pursuant to the Mortgage and applicable law.

         8. Subject to any applicable grace and/or cure periods under the Mortgage, the failure of the Mortgagor to satisfy any of the terms and conditions of this Second Modification shall constitute an Event of Default under the Mortgage.

         9. This Second Modification may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

         By execution of this Second Modification on the date shown above, the undersigned signify their consent to its terms.

         Mortgagor acknowledges receipt of a certified copy of this Second Modification.

         IN WITNESS WHEREOF, the Mortgagor(s) have hereunto set their hands and seals, the day and year first above mentioned.

Witness:                                    RONSON CONSUMER PRODUCTS
                                            CORPORATION


/s/                                    By:  /s/Daryl K. Holcomb
--------------------                        -------------------
                                            Daryl K. Holcomb
                                            Vice President - Finance
                                            and Chief Financial Officer


                                            SUMMIT BANK


/s/                                    By:  /s/Amy Lindsay
--------------------                        --------------
                                            Amy Lindsay,
                                            Vice President

                                                                   EXHIBIT 10(g)

        July 8, 1997



        Daryl Holcomb, Vice President
        and Chief Financial Officer
        Ronson Consumer Products Corporation
        P.O. Box 6707
        Somerset, New Jersey  08875-6707

        Re:   Summit Bank to Ronson Consumer Products
              Corporation

        Dear Mr. Holcomb:

        Reference is made to a certain Loan and Security Agreement dated January 6, 1995, as amended by certain Letter Amendments dated August 22, 1995, December 1, 1995, March 20, 1996, May 20, 1996, August 22, 1996,
        September 10, 1996 and December 12, 1996 and by a certain Amendment to Loan and Security Agreement dated March 6, 1997 (collectively and individually referred to as the "Loan Agreement"), all by and between Ronson Consumer Products Corporation, a New Jersey corporation (the "Borrower") and Summit Bank, successsor-by-merger to United Jersey Bank (the "Bank"). All capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Loan Agreement.

        In order to provide the Borrower with a continuing source of working capital, the Borrower has requested that the Bank approve a temporary overadvance in the maximum principal amount of Four Hundred Thousand ($400,000.00) Dollars. The Bank has agreed to provide the temporary overadvance requested by the Borrower, subject to the terms and conditions of this letter. The Bank and the Borrower agree as follows:

        1. As of the date of this letter, Subsections 1.1(j) and (k) of the Loan Agreement are amended in their entirety to read as follows:

                  "(j)   "Corporate   Guarantor"  or   "Corporate   Guarantors":
        Collectively and individually, Ronson Corporation, a New Jersey corporation, and Ronson Aviation, a New Jersey corporation, the corporations designated to execute the Corporate Guaranty Agreements."

                  "(k)  "Corporate  Guaranty  Agreement" or "Corporate  Guaranty
        Agreements": Collectively and individually, the Corporate Guaranty Agreements executed by the Corporate Guarantors and delivered to the Bank."

        2. As of the date of this letter, Subsection 1.1 of the Loan Agreement is amended by the addition of the following sub-paragraph (as) to read in its entirety as follows:

                  "(as) "Overadvance": The temporary overadvance provided by the Bank to the Borrower, as more fully described in Subsection 2.1(k)."

        3. As of the date of this letter, Subsection 2.1(a) of the Loan Agreement is amended in its entirety to read as follows:

                  "(a) The Bank shall lend and re-lend to the Borrower amounts which shall not exceed in the aggregate of unpaid principal of such amounts outstanding at any one time the lesser of (i) Two Million Five Hundred Thousand ($2,500,000.00) Dollars, or (ii) the sum of --

                  (A) eighty (80%) percent of the Qualified Accounts Receivable of the Borrower, less the aggregate sum of all debit memos, plus

                  (B) the lesser of (i) fifty (50%) percent of the lower of the net cost to the Borrower or the market value of the Qualified Inventory, or (ii) One Million Two Hundred Fifty Thousand ($1,250,000.00) Dollars, plus

                  (C) the Overadvance, less

                  (D) a reserve in an amount equal to the full face amount of all issued and outstanding Letters of Credit, less

                  (E) a reserve in an amount equal to the aggregate face amount of all outstanding Acceptances."

        4. As of the date of this letter, Subsection 2.1 of the Loan Agreement is amended by the addition of the following sub-paragraph 2.1(k) to read in its entirety as follows:

                  "(k) (i) Provided no Event of Default has occurred, the Bank has agreed to make the Overadvance available to the Borrower in an amount not to exceed Four Hundred Thousand ($400,000.00) Dollars. The maximum principal amount of the Overadvance, which shall be granted to the Borrower effective as of the effective date of the July 8, 1997 letter agreement, shall be reduced monthly in accordance with the following schedule:

                  (A) Commencing October 1, 1997 and continuing on the first day of each and every month thereafter through and including March 1, 1998, in an amount equal to Fourteen Thousand Five Hundred Eighty-Three and 33/100 ($14,583.33) Dollars per month; and

                  (B)    Commencing  April 1, 1998 and  continuing  on the first
                         day of each and every month thereafter through and including June 1, 1999, in an amount equal to Twenty Thousand Eight Hundred Thirty-Three and 33/100 ($20,833.33) Dollars per month; and

                  (C) On June 2, 1999 and thereafter, the Overadvance shall be fully amortized and shall no longer be available to the Borrower under this Agreement."

        5. As of the date of this letter, Subsection 6.35(a)(iii) of the Loan Agreement is amended in its entirety to read as follows:

                  "(iii) an aggregate amount not to exceed One Million Five Hundred Ninety-Nine Thousand ($1,599,000.00) Dollars for the period January 1, 1997 through and including December 31, 1997; and"

        6. As of the date of this letter, Subsection 6.35(c) of the Loan Agreement is amended by the addition of this subparagraph (iii) to read in its entirety as follows:

                  "(iii) Aggregate amounts not to exceed Three Hundred Twenty-Six Thousand ($326,000.00) Dollars during the 1997 fiscal year of the Borrower, provided that, within ten (10) days of each cash transfer on account of pension liabilities, Ronson Corporation provides to the Bank proof, in form and substance acceptable to the Bank, that each cash transfer was used to reduce pension liabilities."

        7. As of the date of this letter, Subsection 6.35 of the Loan Agreement is amended by the addition of the following sub-paragraph (e) to read in its entirety as follows:

                  "(e) For miscellaneous expenses, including, without limitation, disbursements to or for the benefit of Aviation, in an amount not to exceed Two Hundred Twenty Five Thousand ($225,000.00) Dollars during the 1997 fiscal year of the Borrower."

        8. As of the date of this letter, Subsection 6.36 of the Loan Agreement is amended in its entirety to read as follows:

                  "6.36 (a) Upon the sale of either (i) real property owned by Ronson Metals, now known as Prometcor, or (ii) the capital stock of Ronson Aviation, Ronson Corporation shall use the cash proceeds of such sale, to the extent cash proceeds of the sale exceed the normal and reasonable costs of such sale, to repay the Borrower intercompany loans made by the Borrower to the Corporate Guarantors, Ronson Metals, now known as Prometcor, or any Affiliated Companies, and the Borrower agrees that a failure of Ronson Corporation to do so shall constitute an additional Event of Default under this Agreement. To the extent that Ronson Corporation retains any excess cash proceeds of such sale after full satisfaction of intercompany loans, the amount of such excess cash proceeds shall reduce the cash transfers of the Borrower to Ronson Corporation permitted under Subsection 6.35.

                        (b) Notwithstanding  Subsection 6.36(a),  the Lender and
                  the Borrower agree that in the event the real property owned by Ronson Metals, now known as Prometcor, is sold during the calendar year 1997, up to One Hundred Thousand ($100,000.00) Dollars of any such excess cash proceeds may be retained by Ronson Corporation for use in accordance with Subsection 6.37(c)."

        9. As of the date of this letter, Subsection 6.37 of the Loan Agreement is amended by the addition of the following sub-paragraph (c) to read in its entirety to read as follows:

                  "(c) The maximum cash advances to or for the benefit of Ronson Metals, now known as Prometcor, for the calendar year 1997 shall not exceed (a) One Million Two Hundred Sixty Thousand ($1,260,000.00) Dollars in the event the real property described in this Subsection 6.37 is sold during the 1997 calendar year or (b) One Million Three Hundred Sixty Thousand ($1,360,000.00) Dollars in the event the real property described in this Subsection 6.37 is not sold during the 1997 calendar year."

        10. The Borrower shall pay to the Bank, upon execution of this letter agreement, a non-refundable overadvance facility fee in an amount equal to Seven Hundred Fifty ($750.00) Dollars.

        11. The Borrower acknowledges and agrees that the Obligations are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent any defenses, set-offs, recoupments, claims or counterclaims may exist, the Borrower waives and releases the Bank from the same.

        12. The Borrower shall pay on demand all reasonable legal fees, recording expenses and other reasonable and necessary disbursements of the Bank incident to the preparation, execution and delivery of this letter, and any related documents, instruments, writings or agreements.

        13. The Borrower hereby agrees to and does indemnify and hold the Bank and each of its directors, officers, employees, affiliates, attorney and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Loan Agreement, or any act, event or transaction related to, attendant to or preceding the execution of this letter, other than those resulting from the Bank's gross negligence or willful misconduct.

        14. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Bank by the Borrower without any defenses, claims or counterclaims of any kind. To the extent that any defenses, claims or counterclaims against the Bank may exist, the Borrower waives and releases the Bank from the same.

        15. The Borrower ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Agreement.

        16. All other terms and conditions of the Loan Agreement, and any and all exhibits and schedules annexed thereto and all other writings submitted by the Borrower to the Bank pursuant thereto, shall remain unchanged and in full force and effect.

        17. This letter shall not constitute a waiver or modification of any of the Bank's rights and remedies or of any of the terms, conditions, warranties, representations or covenants contained in the Loan Agreement, except as specifically set forth above, and the Bank hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

        18. Subject to any applicable notice and/or grace periods under the Loan Agreement, the failure of the Borrower to satisfy any of the terms and conditions of this letter shall constitute an Event of Default under the Loan Agreement.

        19. This letter may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.

        Kindly indicate the agreement of the Borrower with the terms and conditions of this letter by countersigning in the space provided on page 6 below, and returning a countersigned copy of this letter to the undersigned. This letter shall become null and void unless a countersigned copy is returned within fourteen (14) days from the date hereof.

        Very truly yours,

        SUMMIT BANK



        By: /s/Amy Lindsay
            --------------
            Amy Lindsay, Vice President



        Accepted and agreed this 8th day of July, 1997.

        RONSON CONSUMER PRODUCTS CORPORATION



        By: /s/Daryl Holcomb
            ----------------
            Daryl Holcomb
            Vice President and Chief Financial Officer